UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

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Isramco, Inc.

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ISRAMCO, INC.

2425 West Loop South Suite 810

Houston Texas 77027

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

NOTICE IS HEREBY GIVEN that the 2016 annual meeting (the “Annual Meeting”) of the shareholders of Isramco, Inc. (the “Company”) will be held at the Company’s offices at 2425 West Loop South, Suite 810, Houston Texas 77027, on June 27, 2016 at 9:00 A.M., local time, for the following purposes:

(i) to elect six directors of the Company to hold office until the next annual meeting of the shareholders and until their respective successors shall have been duly elected and qualified;

(ii) to ratify the appointment of Malone Bailey, LLP as the Company’s independent public accounting firm for the year ending December 31, 2016; and

(ii) to transact such other business as may properly come before the Annual Meeting and any adjournment thereof.

The Board of Directors has fixed the close of business on May 13, 2016, as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof. A complete list of shareholders entitled to vote at the meeting will be available for examination at the offices of the Company for ten (10) days prior to the meeting. Only shareholders of record at the close of business on May 13, 2016 (the “Record Date”) are entitled to vote at the meeting.

BY ORDER OF THE BOARD OF DIRECTORS

Haim Tsuff

Chairman of the Board

Chief Executive Officer

President

April 29, 2016

PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND PROMPTLY RETURN IT IN THE ENVELOPE PROVIDED. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.

ISRAMCO, INC.

2425 West Loop South Suite 810

Houston Texas 77027

PROXY STATEMENT

FOR THE ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 27, 2016

INTRODUCTION

This Proxy Statement (the “Proxy Statement”) is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board of Directors” or the “Board”) of Isramco, Inc., a Delaware corporation (the “Company”) for use at the 2016 annual meeting (the “Annual Meeting”) of the Company’s shareholders (the “Shareholders”) to be held at the Company’s offices at 2425 West Loop South, Suite 810, Houston, Texas 77027, on Monday, June 27, 2016, at 9:00 A.M., local time, and any adjournment(s) thereof.

In addition to mailing the proxy materials to each of our shareholders, our Board of Directors has made these proxy materials available to you on the Internet on or about May 17, 2016, at its transfer agent, American Stock Transfer, at www.amstock.com/proxyservices/viewmaterial.asp?CoNumber=03348 as described in the Notice of Internet Availability of Proxy Materials (the “Notice”), mailed to Shareholders of record and beneficial holders. Printed versions of these proxy materials have been delivered to you by mail, in connection with the Board of Directors’ solicitation of proxies for use at our 2016 Annual Meeting of Shareholders. Our Shareholders are invited to attend the annual meeting and are requested to vote on the proposals described in this proxy statement. These proxy materials include: our proxy statement for (and notice of) the Annual Meeting; and our Annual Report on Form 10-K for the year ended December 31, 2015, which includes our annual audited financial statements for fiscal 2015.  If you requested printed versions of these proxy materials by mail, these proxy materials also include our 2016 annual meeting proxy card or a voting information card for submitting your vote in writing to us or your broker, as the case may be.

Purposes of the 2016 Annual Meeting

At the Annual Meeting, the Shareholders will be asked to:

(i) elect six directors of the Company to hold office until the next annual meeting of the Shareholders and until their respective successors shall have been duly elected and qualified;

(ii) ratify the appointment of Malone Bailey, LLP as the Company’s independent public accounting firm for the year ending December 31, 2016; and

(iii) transact such other business as may properly come before the Annual Meeting and any adjournment thereof.

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Voting Rights

To have a valid meeting of the Shareholders, a quorum of the Company’s Shareholders is necessary. A quorum consists of Shareholders holding a majority of the shares of the common stock of the Company (the “Common Stock”) issued and outstanding and entitled to vote on the Record Date present in person or by proxy at the Annual Meeting. Shareholders who execute proxies retain the right to revoke them at any time by notice in writing to the Secretary of the Company, by revocation in person at the meeting or by presenting a later-dated proxy. Unless so revoked, the shares represented by proxies will be voted at the meeting. The shares represented by the proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein, but if no direction is given, such shares will be voted in accordance with the Board’s recommendations.

All voting rights are vested exclusively in the holders of Common Stock. Only holders of Common Stock at the close of business on May 13, 2016, (the “Record Date”) are entitled to receive notice of and to vote at the Annual Meeting. As of the Record Date, there were a total of 2,717,691 shares of Common Stock outstanding. Each holder of Common Stock entitled to vote at the Annual Meeting is entitled to one vote for each share held.

Shareholders representing a majority of the Common Stock issued and outstanding as of the Record Date, present in person or by proxy at the Annual Meeting, will constitute a quorum for the transaction of business at the Annual Meeting or any adjournment(s) thereof. Abstentions and shares held of record by a broker for which the broker has discretionary authority or instructions to vote the shares are counted as shares that are present at the Annual Meeting for purposes of determining a quorum.

Abstentions occur when Shareholders are present at the Annual Meeting but fail to vote or voluntarily withhold their vote for any of the matters upon which the Shareholders are voting. There are also non-discretionary matters for which brokers and other nominees do not have discretionary authority to vote unless they receive timely instructions from you. For Proposal 1 (Election of Directors), to be voted on at the Annual Meeting, you must provide timely instructions on how the broker or other nominee should vote your shares. When a broker or other nominee does not have discretion to vote on a particular matter, you have not given timely instructions on how the broker or other nominee should vote your shares and the broker or other nominee indicates it does not have authority to vote such shares on its proxy, a “broker non-vote” results. Although any broker non-vote will be counted as present at the meeting for purposes of determining a quorum, it would be treated as not entitled to vote with respect to non-discretionary matters.

Assuming a quorum is present at the Annual Meeting, the following is a summary of the vote required to approve each proposal, as well as the effect of broker non-votes and abstentions.

Proposal 1 (Election of Directors):  To be elected, each nominee for election as a director must receive the affirmative vote of a majority of the votes of the Company’s Common Stock, present in person or by proxy at the meeting and entitled to vote on the proposal.  Abstentions may not be specified as to the election of directors, but you may withhold your vote as to any nominee.  Votes that are withheld from a director’s election will be counted toward a quorum, but will not affect the outcome of the vote on the election of a director.  Broker non-votes will be counted toward a quorum, but will not be taken into account in determining the outcome of the election.

Proposal 2 (Ratify Appointment of Outside Auditors): To ratify the appointment of Malone Bailey, LLP as the company’s independent Public accounting firm for the year ending December 31, 2016. To be ratified, Malone Bailey, LLP must receive the affirmative vote of a majority of the votes of the Company’s Common Stock, present in person or by proxy at the meeting and entitled to vote on the proposal. Broker non-votes will not be taken into account in determining the outcome of the election.

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How Can I Vote Without Attending the Annual Meeting?

There are three methods for registered Stockholders to direct their vote by proxy without attending the Annual Meeting:

•   Vote by Internet. You can vote via the Internet. The website address for Internet voting is provided on your Notice or proxy card. You will need to use the control number appearing on your Notice or proxy card to vote via the Internet. You can use the Internet to transmit your voting instructions up until 11:59 P.M. Eastern Time on Sunday, June 26, 2016. Internet voting is available 24 hours a day. If you vote via the Internet you do NOT need to vote by telephone or return a proxy card.

•   Vote by Telephone. You can also vote by telephone by calling the toll-free telephone number provided on the Internet link on your Notice or on your proxy card. You will need to use the control number appearing on your Notice or proxy card to vote by telephone. You may transmit your voting instructions from any touch-tone telephone up until 11:59 P.M. Eastern Time on Sunday, June 26, 2016. Telephone voting is available 24 hours a day. If you vote by telephone you do NOT need to vote over the Internet or return a proxy card.

•   Vote by Mail. If you received a printed copy of the proxy card, you can vote by marking, dating and signing it, and returning it in the postage-paid envelope provided. Please promptly mail your proxy card to ensure that it is received prior to the closing of the polls at the Annual Meeting.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

The following table sets forth certain information, as of the Record Date, concerning the ownership of the Company’s Common Stock by (a) each of the Company’s directors, (b) the Company’s Chief Executive Officer, Chief Financial Officer, Chief Accounting Officer, General Counsel & Corporate Secretary, and former Legal Counsel and Corporate Secretary (the “Named Executive Officers”), (c) all current directors, executive officers of the Company as a group; and (d) each person who beneficially owns more than five percent of the Company’s Common Stock.

	Amount and Nature of
Name and Address of Beneficial Owner (1)	Beneficial Ownership (2)		Percent of Class (2)
Haim Tsuff, Chairman, CEO, and President	1,992,000	(3) (4) (5) (6)	73.30%

United Kingsway Ltd.	1,930,321	(4)(6)	71.03%

YHK Investment L.P.	1,930,321	(4)(6)	71.03%

Equital Ltd.	1,930,321	(4)(6)	71.03%

J.O. E. L. Jerusalem Oil Exploration Ltd.	1,930,321	(4)(6)	71.03%

Naphtha Israel Petroleum Corporation, Ltd.	1,930,321	(4)(6)	71.03%

Naphtha Holding Ltd.	1,592,841	(4)	58.61%

Naphtha Exploration LP	7,804	(5)	00.29%

I.O.C.- Israel Oil Company, Ltd	329,676	(6)	12.13%

Joseph From, Director	—		—

Max Pridgeon, Director	—		—

Itai Ram, Director (7)	—		—

Frans Sluiter, Director	—		—

Asaf Yarkoni, Director	—		—

Nir Hasson, Director (8)	—		—

Edy Francis, Chief Financial Officer	—		—

Zeev Koltovskoy, Chief Accounting Officer (9)	—		—

Anthony James, General Counsel & Secretary (10)	—		—

Curt L. Warnock, Legal Counsel and Corporate Secretary (11)	—		—

All directors and executive officers as a group	1,992,000	(1-11)	73.30%

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(1) Unless otherwise specified, the address of such person is c/o Isramco, Inc., 2425 West Loop South, Suite 810, Houston, Texas 77027.

(2) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the “SEC”) and generally includes voting or investment power with respect to securities.  In accordance with SEC rules, shares of Common Stock issuable upon the exercise of options or warrants which are currently exercisable or which become exercisable within 60 days of the Record Date are deemed to be beneficially owned by, and outstanding with respect to, the holder of such option or warrant.  Except as indicated by footnote, and subject to community property laws where applicable, to the knowledge of the Company, each person listed is believed to have sole voting and investment power with respect to all shares of Common Stock owned by such person.

(3) Haim Tsuff, the Company’s Chairman of the Board, Chief Executive Officer and President, holds directly 61,679 shares of the Company.  Also, as described in Notes 4, 5, and 6 below, he may be deemed to control an additional 1,930,321 shares of Common Stock.

 (4) Naphtha Israel Petroleum Corporation Ltd. (“Naphtha Petroleum”), an Israeli public company whose shares are listed on the Tel Aviv Exchange, holds all of the outstanding voting shares of Naphtha Holding Ltd. (“Naphtha Holding”), a private Israeli company.  Haim Tsuff, the Company’s Chairman of the Board, Chief Executive Officer and President, may be deemed to beneficially own any shares held by Naphtha Holding within the meaning of Rule 13d-3 of the Exchange Act, by virtue of the control that he exercises over Naphtha Petroleum.  The nature Mr. Tsuff’s control over Naphtha Petroleum is described in the succeeding paragraphs. The address of Naphtha Petroleum and Naphtha Holding is 8 Granit Street, P. O. Box 10188, Petach Tikva, 49002 Israel.

Mr. Tsuff holds all of the outstanding voting shares of United Kingsway Limited (“United Kingsway”), a Bahamian private company.  He also serves as the sole director of United Kingsway.  United Kingsway holds 74% of the outstanding membership interests in each of YHK Investment L.P. (“YHK LP”), an Israeli limited partnership and YHK General Manager Ltd. (“YHK Manager”), a private Israeli company that serves as the general partner of YHP LP.   YHK LP holds 44.5% of the outstanding voting securities of Equital Ltd. (“Equital”), an Israeli public company listed on the Tel Aviv Exchange. The address of United Kingsway is Spaarneweg 14, Cruquius 2142 EN, The Netherlands. The address of YHK LP and YHK Manager is 8 Granit Street, P. O. Box 10188, Petach Tikva, 49002 Israel. The address of Equital is 8 Granit Street, P. O. Box 10188, Petach Tikva, 49002 Israel.

Equital holds 37% of the outstanding voting securities of Jerusalem Oil Exploration Ltd. (“J.O.E.L.”), an Israeli public company.

J.O.E.L. holds 65% of the outstanding voting securities Naphtha Petroleum which, as noted above, holds all of the outstanding voting securities of Naphtha Holding and also controls Israel Oil Company Ltd., an Israeli private company (“I.O.C.”). The address of J.O.E.L. is 8 Granit Street, P. O. Box 10188, Petach Tikva, 49002 Israel.

The 1,592,841 shares of Common Stock noted in the table above are held in the name of Naphtha Holding and 329,676 shares are held in the name of I.O.C.  None of United Kingsway, YHP LP, YHK Manager, Equital or J.O.E.L. holds, directly, any shares of the Company’s Common Stock. However, due to the controlling ownership structure described above, each of these entities may be deemed to beneficially own such shares.

(5)  Haim Tsuff, the Company’s Chairman of the Board, Chief Executive Officer and President, may be deemed to control the 7,804 shares of the Company’s Common Stock held directly by Naphtha Exploration LP., an Israeli limited partnership listed on the Tel Aviv Exchange, through control of its general partner, Naphtha Partnerships Management Ltd. The address of Naphtha Exploration LP is 8 Granit Street, P. O. Box 10188, Petach Tikva, 49002 Israel.

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(6)  Haim Tsuff, the Company’s Chairman of the Board, Chief Executive Officer and President, may be deemed to control the 329,676 shares of the Company’s Common Stock held directly by I.O.C.- Israel Oil Company Ltd., an Israeli private company (“I.O.C.”) through control of J.O.E.L. and Naphtha Petroleum, which in turn control I.O.C. The address of I.O.C. is 8 Granit Street, P. O. Box 10188, Petach Tikva, 49002 Israel.  Mr. Tsuff’s control of J.O.E.L. and Naphtha Petroleum is more particularly described in footnote (4) above.

(7)  Mr. Ram resigned from the Board of Directors in 2014.

(8)  Mr. Hasson was appointed to the Board of Directors in 2014.

(9)  Mr. Koltovskoy joined the Company in September 2012 as Director of Finance and was named Chief Accounting Officer in December 2012.

(10) Mr. James joined the Company in May of 2013 and was appointed Corporate Secretary in August of 2013.

(11) Curt L. Warnock resigned in 2013.

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Performance Graph

The following graph compares the cumulative return on a $100 investment in our common stock from December 31, 2010, through December 31, 2015, to that of the cumulative return on a $100 investment in the Standard & Poor’s 500 (“S&P 500”) index and the Dow Jones U.S. Exploration & Production Total Stock Market index for the same period. In calculating the cumulative return, reinvestment of dividends, if any, is assumed. This graph is not “soliciting material,” is not deemed filed with the SEC and is not to be incorporated by reference in any of our filings under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing. This graph is included in accordance with the SEC’s disclosure rules. This historic stock performance is not indicative of future stock performance.

COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN

Among Isramco, Inc., the S&P 500 Index and the Dow Jones U.S. Exploration &

Production Total Stock Market Index

	12/31/2010	12/31/2011	12/31/2012	12/31/2013	12/31/2014	12/31/2015
S&P 500	$100.00	$100.00	$113.40	$146.97	$163.71	$162.52
ISRL	$100.00	$106.24	$123.36	$150.71	$163.70	$105.94
Dow Jones U.S. Exploration & Production	$100.00	$97.12	$101.79	$133.59	$117.64	$88.83

COMPENSATION DISCUSSION AND ANALYSIS

This Compensation Discussion and Analysis is intended to provide you with a detailed description of the Company’s executive compensation philosophy and objectives, the compensation decisions that the Company’s Compensation Committee has made pursuant to those objectives and the factors considered in making those decisions. The Company’s compensation program for senior executives is governed by the Compensation Committee, which determines the compensation of all of the Company’s executive officers.  We note that the Compensation Committee does not tie compensation to any performance metric targets of the Company and, accordingly, sets compensation through a discretionary approach based on factors that are discussed herein below. This discussion and analysis focuses on the Company’s named executive officers – the Company’s (i) Chairman, Chief Executive Officer and President, (ii) Senior Vice President and Chief Financial Officer, (iii) Chief Accounting Officer, (iv) General Counsel

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and Secretary, (v) former Legal Counsel and Secretary.

Compensation Philosophy and Objectives

The primary objectives of our market based compensation program for Haim Tsuff, Chairman of the Board, Chief Executive Officer and President; Edy Francis, Chief Financial Officer; Zeev Koltovskoy, Chief Accounting Officer; Anthony James, General Counsel and Secretary; and Curt L. Warnock, the Company’s former Legal Counsel and Corporate Secretary (collectively the  “Named Executive Officers”) were and are to attract and retain qualified and experienced executive talent, provide appropriate incentives for the Named Executive Officers to apply their efforts in such a way that supports our financial performance objectives and business strategy, and to align their incentives with enhancement of shareholder value. In particular, our compensation program for Named Executive Officers is designed to reward superior job performance and individual initiative to help increase the Company’s oil and gas reserves, production rates, earnings per share and to manage operating costs.  Approximately 96% of the shares of Common Stock present at the Company’s 2014 annual meeting of Shareholders voted in favor of the Company’s executive compensation. The Company believes that its compensation philosophy and objectives align with the latest shareholder advisory vote on compensation by incorporating the sentiment of the shareholder advisory vote into decision making regarding the objectives and goals of the Company’s compensation program. This consideration of the shareholder sentiment was utilized in determining discretionary cash bonuses and setting salaries for Named Executive Officers.

The Compensation Committee is developing metrics by which executive cash incentives and stock-related incentives will be awarded through the Company’s incentive plans. In that effort, the Compensation Committee seeks to compensate the Company’s Named Executive Officers so that their aggregate cash and equity compensation is adequate to attract and retain skilled and competent executives. However, to date, the Company has not issued any stock-related incentives to its Named Executive Officers and instead relies solely upon cash compensation with respect to its Named Executive Officers.

Role of the Compensation Committee, its Consultants and Management

The Company’s Board has entrusted the Compensation Committee to carry out the Board’s overall responsibility relating to the compensation of our Named Executive Officers. Our Chief Executive Officer also plays an important role in the executive compensation process, in overseeing the performance and dynamics of the executive team and generally keeping the Compensation Committee informed of business objectives and the performance of the Named Executive Officers other than the Chief Executive Officer. All final approvals regarding the Named Executive Officers’ compensation remain with the Compensation Committee. Finally, the Company or the Compensation Committee may retain an independent consulting firm and/or legal counsel experienced in executive and overall compensation practices and policies to assist the Compensation Committee in calibrating the form and amount of executive compensation.  No such consulting firms or legal counsel were engaged by the Compensation Committee in 2015.

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The Compensation Committee, together with the assistance and recommendation of our Chief Executive Officer, and other advisors deemed appropriate by the Compensation Committee, typically reviews and discusses each particular executive compensation component presented and approves the compensation of the other Named Executive Officers. In the case of our Chief Executive Officer, the Compensation Committee, together with the full Board and the Lead Independent Director (Max Pridgeon), reviews and discusses each compensation component (together with compensation consultants and any counsel, other advisors or members of management deemed appropriate by the Compensation Committee). Following this review, the Compensation Committee sets the salary and other compensation of our Chief Executive Officer.

Market Analysis

When making compensation decisions, the Compensation Committee considers comparative compensation information of select peer and industry companies as a reference in its review and approval of compensation for the Named Executive Officers. This review is done with respect to both the structure of our executive compensation program as well as the targeted amount of compensation.  The company has selected the following companies as peers for such review

STONE ENERGY CORP

VANGUARD NATURAL RESOURCES

EXCO RESOURCES INC.

MEMORIAL PRODUCTION PARTNERS LP

TRANSGLOBE ENERGY CORP.

APPROACH RESOURCES

PETROQUEST ENERGY INC

GASTAR EXPLORATION LIMITED (USA)

CALLON PETROLEUM COMPANY

PRIMEENERGY CORPORATION

ABRAXAS PETROLEUM CORP

MID-CON ENERGY PARTNERS LP

SANCHEZ PRODUCTION PARTNERS LLC

FX ENERGY

Because the comparative compensation information is just one of the several analytic tools that are used in setting executive compensation, the Compensation Committee has discretion in determining the nature and extent of its use of any or all of the comparative companies. When exercising its discretion, the Compensation Committee may consider factors such as the nature of officer’s duties and responsibilities as compared to the corresponding position in the peer companies, the experience and value the officer brings to the role, the officer’s performance results, demonstrated success in meeting key financial and other business objectives and the amount of the officer’s pay relative to the pay of his or her peers within our company.

Elements of Executive Compensation

Setting Executive Compensation in 2015

Base Salary. The base salary of each Named Executive Officer is reviewed annually by the Compensation Committee. For our Named Executive Officers other than the Chairman, Chief Executive Officer and President, our the Chairman, Chief Executive Officer, and President recommends salary increases, which are reviewed and approved by the Compensation Committee.

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For 2015, the primary factor in determining the amount of increase in base salary was the Compensation Committee’s subjective assessment of individual performance of each of our Named Executive Officers. The Compensation Committee also reviewed the comparative compensation data discussed above to assess the reasonableness of the base salary amounts in light of the officer’s duties and responsibilities as compared to similarly situated officers. The following table reflects annualized base salary amounts for the Named Executive Officers for 2015, 2014 and 2013:

Name	2015 Base Salary	2014 Base Salary	2013 Base Salary
Haim Tsuff	$360,000	$360,000	$360,000
Edy Francis	110,000	110,000	85,685
Zeev Koltovskoy	80,000	79,583	70,000
Anthony James (1)	175,000	158,958	140,000
Curt L. Warnock (2)	—	—	155,000

1.	Mr. James joined the Company in May 2013.
2.	Mr. Warnock resigned in June 2013.

Annual Cash Incentive Compensation.

In connection with its review of the performance of each of the Named Executive Officers, the Compensation Committee specifically considered each executive’s leadership in the performance of his duties and within the Company as a whole.  While no specific performance goals or metrics were set out for any Named Executive Officer with regard to annual cash incentive compensation, the Compensation Committee also considered the difficulty of each Named Executive Officer’s duties in light of the challenging and competitive nature the Company’s operations and the overall economy. The following is a discussion of the material factors the Compensation Committee considered in assessing each Named Executive Officer’s contribution and achievement in the performance of his or her individual duties:

•              Haim Tsuff: In assessing Mr. Tsuff’s performance, the Compensation Committee, together with the Lead Independent Director, considered the leadership and strategic vision that Mr. Tsuff provides for the continued growth of the Company as Chief Executive Officer and President. As a result of his significant ownership position in the Company, the Company believes that Mr. Tsuff’s objectives are closely aligned with those of our stockholders.

•              Edy Francis: In assessing Mr. Francis’ performance, the Compensation Committee considered his role as Chief Financial Officer, including his management of financial restructuring and accounting management that impacted the Company’s business.

•              Zeev Koltovskoy: In assessing Mr. Koltovskoy’ performance, the Compensation Committee considered his role as Chief Accounting Officer, including his familiarity with Sarbanes-Oxley compliance procedures and accounting management that impacted the Company’s business.

•              Anthony James:  In assessing Mr. James’s performance, the Compensation Committee considered his role as in-house counsel, and his roles in Land and Human Resources, including his management of issues that impacted the Company’s business.

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Accordingly, the following chart presents information about the awards earned by each of the Named Executive Officers:

Named Executive Officer	2015 Incentive Payout as a % of Base Salary	$ Amount Earned
Haim Tsuff	0%	0
Edy Francis	114%	125,000
Zeev Koltovskoy	50%	40,000
Anthony James	26%	45,000

For more information on total compensation paid to our Named Executive Officers, see “Executive Compensation and Related Information— 2015 Summary Compensation Table.”

Compensation Policies

Adjustment or Recovery of Awards upon Restatement of Company Performance. The Company does have a formal policy requiring its Named Executive Officers to return cash and equity incentive awards if the relevant metrics upon which the awards are based are ever restated or otherwise adjusted in a manner that would reduce the size of an award or payment.  The Company also has a provision in its employment contracts with Named Executive Officers allowing the company to force the return of any cash and equity incentive awards if the relevant metrics upon which the awards are based are ever restated or otherwise adjusted in a manner that would reduce the size of an award or payment.

Stock Ownership Guidelines. The Company has no stock ownership guidelines for its Named Executive Officers or for its Directors.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis included in this Proxy Statement with management. Based on the Compensation Committee’s review of and discussions with management with respect to the Compensation Discussion and Analysis, the Compensation Committee has recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

Submitted by the Compensation Committee.

Frans Sluiter – Chairman

Nir Hasson

Joseph From

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Frans Sluiter, Nir Hasson and Joseph From served on the Compensation Committee in 2015. No member of the Compensation Committee has served as one of our officers or employees at any time.  None of our executive officers served, or in the past fiscal year has served, as a member of the board of directors or compensation committee of any entity that has one or more of its executive officers serving on our Board of Directors or Compensation Committee.

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The following table sets forth information for the fiscal years ended December 31, 2013, December 31, 2014, and December 31, 2015, and concerning compensation of the Company’s Named Executive Officers:

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($) (1)	Total ($)
Haim Tsuff	2015	$360,000	$—	$—	$—	$—	$—	$—	$360,000
Chairman, Chief Executive Officer, President	2014	360,000	—	—	—	—	—	—	360,000
	2013	360,000	—	—	—	—	—	—	360,000

Edy Francis (2)	2014	110,000	125,000	—	—	—	—	51,229	286,229
Senior Vice President, Chief Financial Officer	2014	110,000	125,000	—	—	—	—	49,660	284,660
	2013	85,658	125,000	—	—	—	—	44,983	255,641

Zeev Koltovskoy (3)	2015	80,000	40,000	—	—	—	—	33,680	153,680
Chief Accounting Officer	2014	79,583	35,000	—	—	—	—	33,799	148,382
	2013	63,750	30,000	—	—	—	—	29,642	123,392

Anthony James (4)	2015	175,000	45,000	—	—	—	—	9,269	229,269
General Counsel & Secretary	2014	158,958	40,000	—	—	—	—	10,237	209,195
	2013	82,727	20,000	—	—	—	—	1,553	104,280
Curt Warnock (5)	2013	83,958	—	—	—	—	—	5,787	89,745
Legal Counsel & Secretary	2012	155,000	—	—	—	—	—	10,280	165,280

(1)          “All Other Compensation” is mainly composed of contributions to the Company’s 401(K) plan and contributions to employee benefit plans, such as medical, dental, vision, short term disability, long term disability, voluntary life, and dependent life. In addition, certain specific allowances (e.g., cellular phones, plane tickets) specifically identified in an Executive’s employment agreement with the Company are also included in this category.

(2)           In the category of “All Other Compensation,” in 2015 Mr. Francis received the following: $18,908 in medical insurance benefits; $20,165 as housing allowance; $3,736 as car allowance; $5,500 in employer contributions to the Company’s 401(K) plan; $1,200 as cellular phone service allowance; and de minimis Company contributions toward dental, vision and life insurance benefits. In 2014 Mr. Francis received the following: $15,864 in medical insurance benefits; $20,165 as housing allowance; $3,736 as car allowance; $7,500 in employer contributions to the Company’s 401(K) plan; $1,200 as cellular phone service allowance; and de minimis Company contributions toward dental, vision and life insurance benefits. In 2013, Mr. Francis received: $15,545 in medical insurance benefits; $20,165 as housing allowance; $3,736 as car allowance; $4,106 in employer contributions to the Company’s 401(K) plan; $1,200 as cellular phone service allowance; and de Company contributions toward dental, vision and life insurance benefits.

(3)          Mr. Koltovskoy joined the Company in 2012 and was named Chief Accounting Officer in December 2012. In the category of “All Other Compensation,” Mr. Koltovskoy received the following in 2015: $6,167 in medical insurance benefits; $14,052 as housing allowance; $7,800 as car and fuel allowance; $4,800 in employer contributions to the Company’s 401(K) plan; $1,200 as cellular phone service allowance; and de minimis Company contributions toward dental, vision and life insurance benefits. 2014: $6,348 in medical insurance benefits. In 2014, Mr. Koltovkoy received the following: $14,052 as housing allowance; $7,800 as car and fuel allowance; $3,979 in employer contributions to the Company’s 401(K) plan; $1,200 as cellular phone service allowance; and de minimis Company contributions toward dental, vision and life insurance benefits. In 2013 Mr. Koltovskoy received the following: $6,407 in medical insurance benefits; $14,052 as housing allowance; $4,800 as car allowance; $3,052 in employer contributions to the Company’s 401(K) plan; $1,200 as cellular phone service allowance; and de minimis Company contributions toward dental, vision and life insurance benefits.

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(4)          Mr. James joined the Company in May 2013 and was named Secretary in August of 2013.  In the category of “All Other Compensation,” all benefits reflected for Mr. James are for employer contributions to the Company’s 401(K) plan and de minimis Company contributions life and disability insurance benefits.

(5)          Mr. Warnock joined the Company in November 2011 and resigned in June of 2013. In the category of “All Other Compensation,” all of the benefits reflected for Mr. Warnock are for medical insurance benefits.

EMPLOYMENT/CONSULTING AGREEMENTS

The base salary received by the Company’s Chairman, Chief Executive Officer, and President through May 1, 2014, was governed the Consulting Agreement between the Company and Goodrich Global Ltd. (“Goodrich”), a company owned and controlled by Mr. Haim Tsuff, the Company’s Chairman, Chief Executive Officer and President.  On November 17, 2008, the Company and Goodrich entered into an Amended and Restated Agreement, as subsequently amended on November 24, 2008, and January 1, 2011 (the “Goodrich Agreement”).  The Goodrich Agreement replaced the consulting agreement entered into in May 1996 between the Company and Goodrich which terminated on May 31, 2008, pursuant to which the Company paid $240,000 per annum in installments of $20,000 per month.  Under the Goodrich Agreement, as of June 1, 2008, the Company paid Goodrich $360,000 per annum in installments of $30,000 per month in addition to reimbursing Goodrich for all reasonable expenses incurred in connection with services rendered to the Company.  The Company’s payment of $360,000 per year under the Goodrich Agreement is herein reflected as the salary of Haim Tsuff, the Company’s Chairman, Chief Executive Officer and President. The Goodrich Agreement had an initial term through May 31, 2011, and automatically extended by its terms for an additional three-year period.  The Goodrich Agreement contained certain customary confidentiality and non-compete provisions.  The Company and Goodrich entered into a Consulting Agreement dated effective June 1, 2014 (the “2014 Consulting Agreement”), which replaced the Goodrich Agreement. However, the 2014 Consulting Agreement will continue pay to Goodrich $360,000 per annum in installments of $30,000 per month, in addition to reimbursing Goodrich for all reasonable business expenses, including automobile expenses, incurred by Mr. Tsuff in connection with services rendered on behalf of the Company, in exchange for management services performed by Mr. Tsuff as the Company’s Chairman, Chief Executive Officer, and President. The 2014 Consulting Agreement has an initial term through May 31, 2017, and will be automatically extended by its terms for an additional three-year period unless the Company or Goodrich elects otherwise prior to such extension.  The Consulting Agreement also contains certain customary confidentiality and non-compete provisions which are identical to those contained in the Goodrich Agreement.

On September 11, 2014, the Company entered into an employment agreement (the “Employment Agreement”) with its Chief Financial Officer, Edy Francis. The Agreement replaces the former employment agreement between the Company and Mr. Francis that expired on May 31, 2014, and has a term from June 1, 2014 through May 31, 2017. The Employment Agreement provides for the following compensation and benefits: (i) an annual base salary of no less than $110,000, subject to periodic review and adjustment by the Compensation Committee of the Board; (ii) eligibility for an additional bonus and to participate in any profit sharing, option or other similar plan to the extent and on the same basis as may be awarded other officers of the Company; and (iii) reimbursement of certain reasonable business expenses, together with certain allowances. The Company may terminate the term of employment of Mr. Francis under the Employment Agreement for any reason, or for Cause, Permanent Disability (each as defined in the Employment Agreement) or death, upon 120 days prior written notice to Mr. Francis (the “Required Notice Period”). Mr. Francis may terminate his term of employment only for Good Reason (as defined in the Employment Agreement) upon 120 days prior written notice to the Company. The Employment Agreement also includes certain customary representations, warranties and covenants, including non-disclosure covenants.

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POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE-IN-CONTROL

Except as described under the agreements listed above, there are no payments or other obligations of the Company to the Named Executive Officers in the event of termination or change-in-control.

DIRECTOR COMPENSATION:

The following table sets forth information concerning the compensation of our non-employee directors for the fiscal year ended December 31, 2015:

Name (a)	Fees Earned or Paid in Cash (b)	Stock Awards ($) (c)	Option Awards ($) (d)	Non-Equity Incentive Plan Compensation ($) (e)	Nonqualified Deferred Compensation Earnings (f)	All Other Compensation ($) (g)	Total ($) (h)
Joseph From	$4,500	$—	$—	$—	$—	$—	$4,500
Max Pridgeon	16,000	—	—	—	—	—	16,000
Asaf Yarkoni	16,000	—	—	—	—	—	16,000
Frans Sluiter	14,000	—	—	—	—	—	14,000
Nir Hasson (2)	14,000	—	—	—	—	—	14,000

For 2015, non-employee director annual compensation remained at the levels established in previous years. Compensation for all non-employee directors consists of (i) $1,500.00 per meeting attended by a non-employee director and (ii) $500.00 per special action taken by unanimous written consent by the Board or by a Committee on which the non-employee director is a member.  Isramco does not pay its employee directors for Board service in addition to such employee’s regular compensation.

RELATED PARTY TRANSACTIONS:

On May 18, 2015, Tamar Royalties LLC (“Tamar Royalties”), a newly formed, wholly-owned, special purpose subsidiary of the Company, entered into a term loan credit agreement (the “DB Facility”) with Deutsche Bank Trust Company Americas (“Deutsche Bank”), as facility agent for the lenders and as collateral agent for the secured parties, and with the lenders party thereto. The DB Facility provides for borrowings in the amount of $120,000,000 on a committed basis and is secured by, among other things, an overriding royalty interest in the Tamar Field, a natural gas field in the Mediterranean Sea, equal to 1.5375%, but is subject to increase to 2.7375% upon the Tamar project payout (the “Royalty Interest”). In connection with the DB Facility, and pursuant to a royalties sale and contribution agreement, the Company contributed the Royalty Interest to Tamar Royalties in exchange for all of the ownership units of Tamar Royalties. Pursuant to the terms of its governing documents, Tamar Royalties will be managed by N.M.A. Energy Resources Ltd., a related party of the Company, and an independent manager, Donald J. Puglisi. As consideration for its management of Tamar Royalties LLC, the Company pays twenty thousand dollars ($20,000) per month to N.M.A. Energy Resources Ltd. As noted herein, Isramco Inc. owns all of the ownership interests in Tamar Royalties LLC, subject to its management by the aforementioned parties. All overriding royalty payments received in Tamar Royalties LLC are paid by Isramco Negev 2, LP, a company affiliated by common ownership.

On June 27, 2015 the Company used a portion of the proceeds secured from the DB Facility to repay the then-outstanding principal and interest balances of the related party debt discussed below. The final payment totaled $101,022,000 which included loan principal payments totaling $93,395,000 and interest payments totaling $7,267,000. The remaining portion of the payment equal to $360,000 repaid related party payables. As result, all such related party debt was repaid and the outstanding balance as of December 31, 2015 is zero.

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I.O.C. - Israel Oil Company, Ltd. (“IOC”)

On February 27, 2007, Isramco obtained a loan in the principal amount of $12,000,000 from IOC, repayable at the end of five years. Interest accrues at a per annum rate of LIBOR plus 6%. Principal is due and payable in four equal annual installments, commencing on the second anniversary of the loan. Accrued interest is payable in equal annual installments. At any time Isramco can make prepayments without premium or penalty. The loan is not secured.

In July 2009, the Company entered into a loan transaction with IOC, a related party, pursuant to which the Company borrowed $6 million (the “IOC Loan”). Amounts outstanding under the IOC Loan bear interest at LIBOR plus 6.0%. The IOC Loan matures in five years, with accrued interest payable annually on each anniversary date of the loan. The IOC Loan may be prepaid at any time without penalty.

Effective February 1, 2009, the loan from IOC was amended and restated to extend the payment deadlines arising on and after February 2009, by two years.

On March 3, 2011, the Company entered into a Loan Agreement with IOC pursuant to which it borrowed the sum of $11,000,000. The loan bears interest at a rate of 10% per annum and is payable in quarterly payments of interest only until March 3, 2013, when all accrued interest and principal is due and payable. The loan may be prepaid at any time without penalty. The loan is unsecured. During September 2011, Isramco paid $4,544,000 of principal pursuant to this Loan agreement with IOC leaving outstanding principle of $6,456,000.

Subsequently, in October 2011 the agreement with IOC, pertaining to the above mentioned loan in the outstanding principal amount of $6,456,000 was renegotiated. The payoff of principal amount was extended by 6 month to September 9, 2013. Interest accrued per annum was determined on LIBOR+5.5% from initial 10%.

On March 29, 2012, the Company entered into a Loan Agreement with IOC pursuant to which it borrowed $3,500,000. The loan bears interest at a rate of Libor + 5.5% per annum and matures on March 29, 2013, when all accrued interest and principal is due and payable. The loan may be prepaid at any time without penalty or premium. The loan was unsecured.

On April 29, 2012, the Company entered into another Loan Agreement with IOC, pursuant to which it borrowed $10,000,000. The loan bears interest of Libor+5.5% per annum and matures on April 30, 2013, when all accrued interest and principal is due and payable. The loan may be prepaid at any time without penalty or premium. The loan was funded by IOC in three monthly installments starting April 2012. The loan is unsecured. The purpose of the loan was to provide funds to Isramco for the payment of amounts that were due to the Lenders under the Senior Credit Facility that was paid in full June 29, 2012.

On February 13, 2013, the Company entered into another Loan Agreement with IOC, pursuant to which it borrowed $1,500,000. The loan bears interest of Libor+6% per annum and matures on February 13, 2018, when all accrued interest and principal is due and payable. The loan may be prepaid at any time without penalty or premium. The loan is unsecured. The purpose of the loan was to provide funds to back up a Letter of Credit.

On March 1, 2013, all of the above-mentioned Loan agreements and notes with IOC except for the $1,500,000 loan agreement entered on February 13, 2013, were amended. The terms of all these loans and notes between the Company and IOC were amended extending the maturity to December 31, 2018. In addition the payment schedule was changed on the all of the loans and notes to require accrued interest only payments December 31, 2014, December 31, 2015, December 31, 2016, December 31, 2017 and final interest payment December 31, 2018 with outstanding principal paid in four equal installments with the first payment December 31, 2015 and a similar payment made December 31 in each of the following three years until the final payment on December 31, 2018. The other terms of the loan agreements and notes remained unchanged. In accordance with the amendment, as of December 31, 2013 the loans are classified as long-term on our consolidated balance sheets.

As noted above, on June 27, 2015, the Company used a portion of the proceeds secured from the DB Facility to repay the then-outstanding principal and interest balances of the related party debt. Accordingly, the IOC debts have been paid in full.

Mr. Haim Tsuff, Isramco’s Chief Executive Officer and Chairman and is a controlling shareholder of IOC.

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Naphtha Israel Petroleum Corp. Ltd., (“Naphtha”)

In connection with the Company’s purchase of certain oil and gas interests mainly in New Mexico and Texas in February 2007, the Company obtained loan from Naphtha, a related party, with terms and conditions as below:

On February 27, 2007, Isramco obtained a loan, in the principal amount of $11,500,000 from Naphtha, repayable at the end of seven years. Interest accrues at a per annum rate of LIBOR plus 6%. Principal is due and payable in four equal installments, commencing on the fourth anniversary of the date of the loan. Interest is payable annually upon each anniversary date of this loan. At any time Isramco can make prepayments without premium or penalty. The loan is not secured. Interest is payable at the end of each loan year. Principal plus any accrued and unpaid interest are due and payable on February 27, 2014. Interest after the maturity date accrues at the per annum rate of LIBOR plus 12% until paid in full. At any time, Isramco is entitled to prepay the outstanding amount of the loan without penalty or prepayment. To secure its obligations that may be incurred under the Loan Agreement, Jay Petroleum, LLC, a wholly owned subsidiary of Isramco, agreed to guarantee the indebtedness. Naphtha can accelerate the loan and exercise its rights under the collateral upon the occurrence any one or more of the following events of default: (i) Isramco’s failure to pay any amount that may become due in connection with the loan within five (5) days of the due date (whether by extension, renewal, acceleration, maturity or otherwise) or fail to make any payment due under any hedge agreement entered into in connection with the transaction, (ii) Isramco’s material breach of any of the representations or warranties made in the loan agreement or security instruments or any writing furnished pursuant thereto, (iii) Isramco’s failure to observe any undertaking contained in transaction documents if such failure continues for 30 calendar days after notice, (iv) Isramco’s insolvency or liquidation or a bankruptcy event or (v) Isramco’s criminal indictment or conviction under any law pursuant to which such indictment or conviction can lead to a forfeiture by Isramco of any of the properties securing the loan.

Effective February 1, 2009, the loan from Naphtha to the Company was amended and restated to extend all payment deadlines arising on and after February 2009, by two years.

On March 1, 2013, the terms of the existing loan and note between the Company and Naphtha was amended extending the maturity to December 31, 2018. The payment schedule was changed on the Naphtha loan and note to require interest only payments December 31, 2013, December 31, 2014, December 31, 2015, December 31, 2016, December 31, 2017 and the final interest payment December 31, 2018 with principal outstanding paid in four equal installments with the first payment December 31, 2015 and a similar payment made December 31 in each of the following three years until the final payment on December 31, 2018. The other terms of the loan agreement and note remained unchanged. In accordance with the amendment, as of December 31, 2013 the loan is classified as long-term on our balance sheet.

As noted above, on June 27, 2015 the Company used a portion of the proceeds secured from the DB Facility to repay the then-outstanding principal and interest balances of the related party debt. Accordingly, the Naphtha debts have been paid in full.

Mr. Haim Tsuff, Isramco’s Chief Executive Officer and Chairman and is a controlling shareholder of Naphtha.

J.O.E.L. Jerusalem Oil Exploration Ltd (“JOEL”)

In February and March 2008, the Company obtained loans from Jerusalem Oil Exploration, Ltd. (“JOEL”) in the aggregate principal amount of $48.9 million, repayable at the end of 4 months at an interest rate of LIBOR plus 1.25% per annum. Pursuant to a loan agreement signed in June 2009, the maturity date of this loan was extended for an additional period of seven years. Interest accrues at a per annum rate of LIBOR plus 6%. Principal and interest are due and payable in four equal annual installments, commencing on June 30, 2013. At any time, we can make prepayments without premium or penalty.

On June 30, 2013, the terms of an Amended and Restated Loan Agreement dated May 25, 2008, and note between the Company and JOEL were amended to extend the maturity date to June 30, 2017. The payment schedule of the loan agreement and note was amended to require principal and accrued interest to be paid in three (3) installments in the amounts reflected in Promissory Note due on June 30th of each year commencing June 30, 2015. The other terms of the loan agreement and note remained unchanged. In accordance with the amendment, as of December 31, 2013, the loans are classified as long-term on our consolidated balance sheets.

Mr. Haim Tsuff, Isramco’s Chief Executive Officer and Chairman, is a controlling shareholder of JOEL.

As noted above, on June 27, 2015 the Company used a portion of the proceeds secured from the DB Facility to repay the then-outstanding principal and interest balances of the related party debt. Accordingly, the JOEL debts have been paid in full.

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Isramco also had related party payables of $63,000 and $285,000 as of December 31, 2015 and 2014 respectively which are included with short term related party debt on the balance sheet.

Mr. Haim Tsuff, the Company’s Chairman, Chief Executive Officer and President may be deemed to have an interest in the entire amount of all of the loans set forth above due to his controlling interest in the lenders described above.

Reimbursements related to Litigation Involving Officers, Directors and Affiliates

We disclosed information in our Quarterly Report on Form 10-Q for the three months ended September 30, 2009, filed on November 12, 2009, relating to two putative shareholder derivative actions that were filed by individual shareholders on June 1, 2009 and June 12, 2009, respectively, in the District Court of Harris County, Texas, naming certain of our officers and directors as defendants. Each of these suits claims that the shareholders were damaged as a result of various breaches of fiduciary duty, self-dealing, and other wrongdoing in connection with the Restated Agreement between the Company and Goodrich Global, Ltd. (“Goodrich”) and other matters, primarily on the part of the Company’s Chairman and Chief Executive Officer, Haim Tsuff, and Jackob Maimon. Mr. Maimon is a former President and a director who resigned from all positions held with the Company on June 29, 2011. The complaints sought unspecified money damages, disgorgement of any proceeds from the restated agreement, voiding of the agreement, other equitable relief, and costs and disbursements, including attorneys’ fees.

On or about April 6, 2011, a third complaint was filed in the 295th District Court of Harris County, Texas by Yuval Ran, who claimed to be a shareholder, against certain of our officers and directors and several corporate parties controlled by Haim Tsuff, seeking damages similar to aforementioned derivative cases. As with the prior suits, this complaint alleged various breaches of duty, self-dealing and other wrongdoing in connection with the Restated Agreement between the Company and Goodrich, primarily on the part of the Company’s Chairman and Chief Executive Officer, Haim Tsuff, and Jackob Maimon. In addition, this suit alleged claims relating to other transactions between the Company and entities controlled by Haim Tsuff, including but not limited to the loan transactions between the Company and related parties, the lease and sale of a cruise ship, and the closure of the Company’s Israel branch office. Prior to service on the Defendants, the third complaint was transferred to the 55th Judicial District Court of Harris County, Texas by order signed April 20, 2011, and consolidated with the above-referenced first and second original shareholder suits by order signed May 21, 2011, into a single case, called “Lead Cause No. 2010-34535; In Re: Isramco, Inc. Shareholder Derivative Litigation; In the 55th Judicial District Court of Harris County, Texas (the “Derivative Litigation”). The complaint sought unspecified money damages, disgorgement of any proceeds from the restated agreement, voiding of the agreement, other equitable relief, and costs and disbursements, including attorneys’ fees.

The Company disclosed information in the Company’s Quarterly Report on Form 10-Q (File No. 0-12500) for the three months ended September 30, 2011 filed by with the Commission on November 9, 2011, relating to an additional putative shareholder derivative complaint that was filed by an individual shareholder, Yuval Lapiner, on July 7, 2011, in the Delaware Chancery Court in Wilmington, Delaware, naming certain of our officers and directors as defendants. The claims asserted in this case are essentially the same damage claims as asserted in the lawsuit filed in April 2011 by Yuval Ran and described above. The Company filed motions in the Chancery Court to dismiss or stay the lawsuit and, by order dated October 20, 2011, the case was dismissed. The plaintiff did not appeal. Yuval Lapiner then filed a motion to intervene in the Derivative Litigation and that motion was denied. Mr. Lapiner then filed a motion for attorney’s fees that was also denied. On December 12, 2011, the court approved the terms of the mediated settlement and entered final order and judgment in the case. The Company paid plaintiff attorney’s fees of $1,000,000, replaced its bylaws, amended various committee charters, and adopted other corporate governance changes as set out in the stipulation of settlement. After the judgment was rendered, Mr. Lapiner filed a motion for new trial and on February 12, 2012, filed a Notice of Appeal to the Fourteenth Court of Appeals in Houston, Texas. A Motion to Dismiss the appeal was filed. Oral arguments were presented to the Court of Appeals on January 9, 2013. On April 22, 2014, the Fourteenth Court of Appeals dismissed Mr. Lapiner’s appeal. On June 6, 2014, Mr. Lapiner filed a Petition for review to the Supreme Court of Texas and said action is Case Number 14-0451 in the Supreme Court of Texas. On August 1, 2014, the Supreme Court of Texas requested the respondents in the matter, including the Company, to respond to the Petition for Review. The Company filed said response on or before its September 2, 2014 due date. On October 24, 2014, the Supreme Court of Texas requested the parties in the matter, including the Company, file briefs on the merits in the case. The Company filed its brief on January 15, 2015. On June 5, 2015, the Supreme Court of Texas denied Lapiner’s petition for review. No motion for rehearing was filed in the matter.

On or about September 21, 2011, the Company’s former Vice President and General Counsel, Dennis Holifield resigned. Mr. Holifield had been hired in March 2011. On or about October 12, 2011, Mr. Holifield submitted a “Summary Report” to the SEC (the “Summary Report”), in which he made numerous factual allegations regarding Haim Tsuff, the Company’s Chief Executive Officer, Chairman, and President; Edy Francis, the Company’s Chief Financial Officer; Amir Sanker, the Company’s Asset Manager; and other Company personnel. In the Summary Report, Mr. Holifield characterized the alleged conduct as illegal or criminal. On November 3, 2011, the Company’s Board of Directors constituted a committee of independent directors consisting of Max Pridgeon and Asaf Yarkoni, referred to as the Special Investigative Committee of the Board of Directors (“SIC”) which was directed to investigate all of the Holifield allegations and report back to the full board and make any recommendations, if any, for

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corrective action. On January 7, 2013, SIC made their final report to the Board of Directors of the conclusions and results of the fourteen-month investigation into the allegations made by Mr. Holifield. The SIC determined that Mr. Holifield’s allegations were not supported by any available documentary evidence or by any statements made by former or current Isramco, Inc., directors, management, or employees interviewed by the SIC or its counsel. The SIC also determined that the Company had not engaged in wrongdoing of any sort including any unlawful or unethical business practices, any lapses in financial controls, or any governance issues that require redress or reform.

On September 10, 2013, the Company filed suit against Mr. Holifield in Cause No. 201352927 of the 270th Judicial District Court of Harris County, Texas, to collect damages estimated in the amount of $1,000,000.00 owing to the Company by virtue of Mr. Holifield’s actions, which are alleged in the suit to include, but are not limited to, negligence, negligence per se, gross negligence, and breach of fiduciary duty owed to the Company. In response, in December 2013, Mr. Holifield filed a pro se answer which included counterclaims and a summary judgment motion. In his counterclaims. Mr. Holifield seeks to recover the following damages, inter alia: (i) over $2,000,000 for loss of income and failure to secure gainful employment arising from his constructive discharge or termination by the Company; (ii) over $2,000,000 for loss of earnings due to his alleged inability to obtain gainful employment by virtue of the damage caused to his professional reputation by alleged willful and deliberate acts of Haim Tsuff, Edy Francis, and Amir Sanker, (iii) over $2,000,000 due to the intentional infliction of emotional distress to Mr. Holifield; (iv) an amount estimated at $5,000,000 arising from Mr. Holifield’s claim that the Company violated the Racketeer Influenced Corrupt Organizations Act, by engaging in racketeering and conspiracy; (v) over $5,000,000 arising from the Company’s alleged fraudulent misrepresentation regarding Isramco’s purpose in hiring Mr. Holifield and (vi) other relief. The Company believes Mr. Holifield’s counter claims have no merit. The Company intends to vigorously (i) pursue its case against Mr. Holifield and (ii) defend against Mr. Holifield’s counterclaims.

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EQUITY COMPENSATION PLAN INFORMATION

On December 30, 2011, the Company’s shareholders approved the 2011 Stock Incentive Plan the (“2011 Plan”).  The aggregate number of shares of Common Stock which may be issued or used for reference purposes under the 2011 (or with respect to which awards may be granted) is 200,000 shares.

Independent members of our board of directors, as well as employees of, and consultants to, us or any of our subsidiaries and affiliates, are eligible to receive awards under the 2011 Plan. The selection of participants is within the sole discretion of the Compensation Committee.

Our Compensation Committee may grant nonqualified stock options to purchase shares of our Common Stock to any eligible participant and incentive stock options to purchase shares of our common stock only to eligible employees. The Compensation Committee determines the number of shares of our common stock subject to each option, the term of each option, which may not exceed ten years, or five years in the case of an incentive stock option granted to a 10.0% shareholder, the exercise price, the vesting schedule, if any, and the other material terms of each option.  The Compensation Committee may also award shares of restricted stock and subject to limitations under applicable law, make a grant of such other stock-based awards, including, without limitation, performance units, dividend equivalent units, stock equivalent units, restricted stock units, and deferred stock units under the 2011 Plan that are payable in cash or denominated or payable in or valued by shares of our common stock or factors that influence the value of such shares.

The Company has not issued any awards under its 2011 Plan.

The following table sets forth information as of December 31, 2015 with respect to the Company’s equity compensation plan that has been approved by its stockholders.

Plan Category	Number of Securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights(b)	Number of Securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)-(c)

Equity compensation plan approved by security holders	—	—	200,000
Equity compensation plans not approved by security holders	—	—	—
Total	—	—	200,000

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SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s executive officers, directors, and persons who beneficially own more than 10% of the Company’s Common Stock (collectively, the “Reporting Persons”) to file certain reports regarding ownership of, and transactions in, the Company’s Common Stock with the SEC.  These officers, directors and Stockholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) reports that they file with the SEC.

Based solely on review of the copies of such forms received by the Company with respect to 2015, the Company believes that all of the filing obligations of officers, directors and 10% Stockholders under Section 16(a) during 2015 have been fulfilled.

PROPOSAL 1

ELECTION OF DIRECTORS

The Board of Directors of the Company currently consists of six (6) members. The six persons named below, who are each currently serving as directors, have been nominated by the Board of Directors for election to hold office until the next annual meeting and until their successors are elected and have been qualified.

It is the intention of the persons named in the accompanying proxy to vote FOR the election of the persons named below as directors of the Company, unless authority to do so is withheld. Proxies cannot be voted for a greater number of persons than the nominees named. If events not now known or anticipated make any of the nominees unwilling or unable to serve, the proxies will be voted (in the discretion of the holders of such proxies) for other nominees not named herein in lieu of those unwilling or unable to serve. The Board of Directors is not aware of any circumstances likely to cause any nominee to become unavailable for election.

NAME	AGE	POSITION
Haim Tsuff	58	Chairman of the Board, Chief Executive Officer, President, and Director

Joseph From	62	Director

Max Pridgeon	48	Director

Nir Hasson	39	Director

Frans Sluiter	48	Director

Asaf Yarkoni	40	Director

The following describes at least the last five years of business experience of the directors standing for re-election. The descriptions include any other directorships at public companies held during the past five years by these directors.

Haim Tsuff has been a director of the Company since January 1996 and the Chairman of the Board of Directors and Chief Executive Officer since May 1996. Mr. Tsuff was also appointed President in 2012. Mr. Tsuff is the sole director and owner of United Kingsway Ltd. and Chairman of YHK General Manager Ltd. (which entity effectively controls Equital, J.O.E.L., Naphtha Petroleum, and Naphtha Holdings) and may be deemed to control the Company. Mr. Tsuff brings to our Board significant experience in international business, including the energy industry and finance.

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Joseph From was appointed to the Company’s Board of Directors in June 2010. Mr. From is employed as a drilling manager at Star Energy, a UK based energy company with a primary focus on gas storage development and the UK’s second largest onshore oil producer, a position that he has held since June 2007. Prior to joining Star Energy, from August 1998 to April 2007, Mr. From served as General Manager at Equital, an affiliate of the Company, where he was in charge of oil and gas activities and operations, including drilling and production and economic evaluation of oil and gas projects. From 1997 through 1998, he served as Chief Engineer (Oil and Gas division) at the Company where he oversaw drilling on onshore wells in Israel. Mr. From’s petroleum industry background and experience provides the Board with the experience and breadth needed to consider the options that are available in determining drilling/exploration issues.

Max Pridgeon has been a director of the Company since April 2001. Since January of 2016, Mr. Pridgeon operates a business focused on the international trading of antiques. From December 2002 to January 2016, Mr. Pridgeon served as a director and executive officer of Griffin Decorations, a business which he founded. From March 1995 through December 2002, he served as director of MAXIM Wholesale and Marketing Co., a company which he founded. Concurrently, from February 1999, Mr. Pridgeon has also served as a manager of sales for Europe and the Middle East for Blenfin XI, Netherlands, a company that engages in the distribution of wooden picture frames. From April 1996 through January 1999, Mr. Pridgeon served as a property acquisitions consultant to M.A. Realistic Estate, Netherlands, a company engaged in the ownership and management of hotels in the Netherlands. From September 1989 through March 1995, Mr. Pridgeon served as account manager and then export manager at VERNO Holland, a company engaged in the marketing and distribution of oil paintings. Mr. Pridgeon’s experience in managing and overseeing a diversified business practice equip him with the skill set needed by our Board.

Nir Hasson was appointed to the board in August 2014.   Mr. Hasson is the Director of Enterprise Sales at TrapX Security, a cyber security startup that provides protection against advanced threats, a position he has held since June 2014. Prior to TrapX, Mr. Hasson was employed by Jungo LTD, a company that was acquired by Cisco Systems in 2013, and Jungo Connectivity LTD, a spinoff coming from Jungo LTD’s acquisition, in the positions of Director of Business Development from 2013 to 2014 and World Wide Sales Manager from 2010 to 2013. Prior to joining Jungo LTD, Mr. Hasson was employed by Check Point Software Technologies LTD, in the positions of Project Manager from 2007 to 2008, Team Leader from 2006 to 2007 and VoIP Security Engineer from 2005 to 2006.  Mr. Hasson was also employed by Intel Corp as a Software Engineer between 2002 and 2004.  Mr. Hasson’s experience in business development, entrepreneurship, and cyber security provide the Board with the experience and skill set needed by our Board.

Frans Sluiter was elected to the board in 2011. Mr. Sluiter is a Managing Partner with Gartner where he focuses on Energy clients, helping them shape solutions and bringing expertise to solve critical business issues. Prior to joining Gartner, Mr. Sluiter served as technology account lead for some of Accenture’s largest Oil and Gas clients, focused on increasing operational productivity through business transformation and solution integration. From 2003 to 2006, he served at Intelligroup, from 2004 onwards as Senior Vice President responsible for business development and project delivery for onsite and offshore SAP services. Throughout his career, Mr. Sluiter has acquired extensive experience working with clients in a variety of industries, including Oil and Gas. His broad corporate experience and connections in the industry add to the value he brings to our Board.

Asaf Yarkoni was appointed to the Company’s Board of Directors in December 2011.  Mr. Yarkoni is employed as a Chief Financial Officer of StorOne, a start-up company involved in Storage solutions. Mr. Yarkoni is a certified public accountant with over four years of experience with a “Big Four” accounting firm and, prior to his employment at StorOne he served as the Integration and Business Development Manager at IBM and was the Chief Financial Officer of Storwize, a start-up company involved in the provision of data compression services that was acquired by IBM in 2010. Mr. Yarkoni has experience in public accounting and is familiar with the reporting requirements applicable to public companies, both in Israel and in the United States. Mr. Yarkoni brings significant financial and accounting knowledge and expertise to the Corporation and qualifies to serve as an “audit committee financial expert” under the rules of the SEC. Mr. Yarkoni’s experience as a certified public accountant was instrumental in his appointment to stand for election to our Board and is expected to provide our Board with a critical accounting perspective.

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INFORMATION RELATING TO EXECUTIVE OFFICERS

The following individuals are not directors or director nominees, but served as executive officers of the Company or its subsidiaries during 2015.

NAME	AGE	POSITION
Edy Francis	39	Chief Financial Officer

Zeev Koltovskoy	40	Chief Accounting Officer

Anthony James	38	General Counsel and Corporate Secretary

The following describes at least the last five years of business experience of the executive officers.

Edy Francis was appointed Chief Financial Officer in August 2007. From December 2003 through August 2007, Mr. Francis was affiliated with the Tel Aviv based office of Brightman Almagor & Co., Certified Public Accountants and a member firm of Deloitte Touche Tohmatsu where his areas of practice included auditing publicly traded companies, auditing internal controls, and preparing tax assessments.

Zeev Koltovskoy was appointed Chief Accounting Officer in December 2012 after serving as the Company’s Director of Finance.  Prior to joining the Company, Mr. Koltovskoy served as Director of Finance for Israel Oil Company Ltd., an Israeli based affiliate, from June 2010 through August 2012.  Prior to this, Mr. Koltovskoy worked for Allot Communications Ltd. as Assistant Controller and Compliance Manager from July 2009 through June 2010.  From November 2005 through July 2009, Mr. Koltovskoy was employed at Deloitte Brightman Almagor & Company, certified public accountants, where he served in several positions including Audit Manager (August 2008 – July 2009).

Anthony James joined the Company in May 2013 and was appointed Secretary of the Company in August 2013.  Prior to joining the Company, Mr. James was employed at the law firm of Streit, Peterson, Hall & Keeney LLP in Houston, Texas as a partner (2013) and a participating associate (2010 to 2013).  Prior to this, Mr. James was a solo practitioner from 2007 to 2010 where his practice focused on oil and gas related matters.  Mr. James is board certified in Oil, Gas & Mineral Law by the Texas Board of Legal Specialization.

All officers serve at the pleasure of the Board, subject to certain employment and consulting agreements as described more fully above in “Employment/Consulting Agreements”. There are no family relationships between any of the above directors or officers, and there is no arrangement or understanding between any of the above directors and any other person pursuant to which he was selected as a director or officer.

INFORMATION ABOUT THE BOARD OF DIRECTORS

INDEPENDENCE AND MEETINGS

During the fiscal year ended December 31, 2015, the Board met or acted by unanimous written consent on five occasions.  During the fiscal year ended December 31, 2015, with the exception of Joseph From, who missed one meeting, each Board member attended all of the meetings of the Board and of the committees on which he served that was held during the period for which he was a director or committee member, respectively.

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The Board does not have a formal policy with respect to Board members’ attendance at annual stockholder meetings, though it encourages directors to attend such meetings.  No director attended the Company’s 2015 annual stockholder meeting.

The Board of Directors reviewed the independence of each of the Company’s directors on the basis of the standards adopted by NASDAQ During this review, the Board considered transactions and relationships between the Company, on the one hand, and each director, members of his or her immediate family, and other entities with which he or she is affiliated, on the other hand. The purpose of this review was to determine which of such transactions or relationships were inconsistent with a determination that the director is independent under the NASDAQ rules. As a result of this review, the Board of Directors affirmatively determined that each of the Company’s directors, other than Haim Tsuff and Josef From, are “independent directors” within the meaning of the NASDAQ rules.

BOARD LEADERSHIP STRUCTURE

Mr. Tsuff has served as Chairman, Chief Executive Officer, and President of the Company since 1996.  The Board of Directors believes that its current leadership structure, in which the positions of Chairman and Chief Executive Officer are held by Mr. Tsuff, is appropriate at this time and provides the most efficient and effective leadership for Isramco.  Combining the Chairman and Chief Executive Officer roles fosters clear accountability, effective decision-making and alignment on corporate strategy.  The Company believes that any risks inherent in that structure are balanced by the oversight of our Board of Directors, a majority of which is comprised by independent directors, including the Company’s Lead Independent Director, Max Pridgeon.  Given Mr. Tsuff’s past performance in the roles of Chairman and Chief Executive Officer, at this time the Board believes that combining these positions will continue to provide the appropriate and most effective leadership structure for the Company and does not impair the Board’s ability to continue to practice good corporate governance.

As noted above, the Board has appointed Max Pridgeon as its Lead Independent Director. The Lead Independent Director chairs the executive sessions of the Board and is the principle liaison between the independent directors and Chief Executive Officer.  The Lead Independent Director is also responsible for and required to participate in timing and agenda for Board and Committee meetings, requesting for and providing information to the independent directors, receiving reports from the Nominating and Governance Committee, and evaluating, along with the Compensation Committee and the Board, the performance of the Chief Executive Officer.

As a result, the Company believes that the Lead Independent Director, along with the other independent directors of the Board, provides significant and appropriate oversight to all activities of the Company and the Board. Further, the Board believes that Mr. Tsuff’s significant holdings in the Company is sufficient motivation to minimize excessive risk taking and aligns his interest in the best interest of the stockholders. Additionally, the Conflict Committee, which is comprised solely of independent directors, was specifically created to review all transactions among the Company and all related parties, including any affiliates of Mr. Tsuff.

The Board recognizes that no single leadership model is right for all companies and at all times and that, depending on the circumstances, other leadership models, such as a separate independent chairperson of the board, might be appropriate. As a result, the Board reviews the Company’s Board leadership structure annually.

GOVERNANCE, BOARD OF DIRECTORS AND BOARD COMMITTEE CHANGES

In 2014, the Board of Directors had five standing committees: the Audit Committee; the Compensation Committee; the Conflict Committee; the Nominating and Corporate Governance Committee; and the Independent Directors Committee.

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BOARD OF DIRECTORS

The Board of Directors has established guidelines requiring a majority of directors to be independent, as determined in accordance with the bylaws of the Company and applicable rules of the NASDAQ.  Under such standards, the Board has determined that four of the six directors of the Company (Messrs. Pridgeon, Hasson, Sluiter and Yarkoni) are independent directors.  Each of these four directors has also certified their belief that they meet such independence standards and all of the Company’s directors have certified that that they will annually attend at least one Board meeting in person unless specifically excused by the Company’s Chairman. Directors may only serve on a maximum of two other boards of directors of public companies.  All of the Company’s directors have also participated in an initial orientation and continuing education thereafter.

THE LEAD INDEPENDENT DIRECTOR

In 2012, the Board first elected a “Lead Independent Director,” as such term is defined in the Company’s bylaws and Nominating and Corporate Governance Committee Charter.  In 2015, Max Pridgeon was elected to this position.  The Lead Independent Director chairs the executive sessions of the Board and is the principle liaison between the independent directors and Chief Executive Officer.  The Lead Independent Director also is responsible for or required to participate in timing and agenda for Board and Committee meetings, requesting for and providing information to the independent directors, receiving reports from the Nominating and Governance Committee and evaluating, along with the Compensation Committee and the Board, the performance of the Chief Executive Officer. The Lead Independent Director also served as Chair of the Company’s Independent Director Committee, which was dissolved and its duties incorporated into the Company’s Audit Committee in 2014.

AUDIT COMMITTEE

In 2015, membership of the Audit Committee was expanded to include Max Pridgeon, Frans Sluiter, Asaf Yarkoni, and Nir Hasson, being all of the Company’s independent directors.  The Board of Directors has determined that Mr. Pridgeon, Mr. Sluiter, Mr. Hasson and Mr. Yarkoni met the independence criteria set out in Rule 5605(a)(2) of the NASDAQ Marketplace Rules.  The Board determined that Mr. Yarkoni qualifies as an independent director and an audit committee financial expert. The Audit Committee met six times in 2015. The Audit Committee has a charter.

Mr. Yarkoni serves as the Company’s “audit committee financial expert” under the rules of the SEC. The Board has determined that Mr. Yarkoni is an independent director as defined in the NASDAQ Marketplace Rules.

In 2012 the Board adopted a new charter governing the duties and responsibilities of the Audit Committee, a copy of which is attached to this Proxy Statement.  The Audit Committee’s primary duties and responsibilities are to:

•           Monitor and review the accuracy and fairness of the Corporation’s financial reports and monitor and ensure the adequacy of the Corporation’s systems of internal controls regarding finance, accounting, and legal compliance.

•           Monitor the independence and performance of the Corporation’s independent auditors.

•           Provide an avenue of communication between the independent auditors, management, accountants, and the Board of Directors.

The Audit Committee has the authority to conduct or authorize investigations into any matter within the scope of its responsibilities and has direct access to the independent auditors as well as the Company’s employees.  The Audit Committee also has the ability to retain, at the Company’s expense, special legal, accounting, or other consultants or advisors it deems necessary in the performance of its duties or to assist in the conduct of any investigation.

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THE NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

The current members of the Nominating and Corporate Governance Committee are Max Pridgeon, Asaf Yarkoni, and Haim Tsuff.  The Nominating and Corporate Governance Committee met twice in 2015.   The Nominating and Corporate Governance Committee has a charter, a copy of which is attached to this Proxy Statement.  By reason of Mr. Tsuff’s service on the Nominating Committee, all of the members of the Nominating Committee were not independent directors within the meaning of the NASDAQ Marketplace Rules. However, Rule 5615 of the NASDAQ Marketplace Rules allows a “Controlled Company” to have a nominating committee that does not consist solely of independent directors. The Company believes that it was a “Controlled Company” in 2015 and continues to be a “Controlled Company” within the meaning of the NASDAQ Marketplace Rules, since, at all times during 2015, a majority of the Company’s shares are controlled by Haim Tsuff, the Company’s Chairman, Chief Executive Officer and President. As a result, the Company maintains its Nominating and Corporate Governance Committee, which does not consist solely of independent directors, in reliance upon NASDAQ Marketplace Rule 5615.

The Nominating and Corporate Governance Committee considers many factors when evaluating candidates for the nomination to the Board, with the goal of fostering a Board of Directors comprised of directors with a variety of experience and backgrounds. Important factors considered as part of the Nominating and Corporate Governance Committee’s evaluation include (without limitation): (i) roles and contributions valuable to the business community, (ii) personal qualities of leadership, character and judgment, and whether the candidate possesses and maintains a reputation in the community at large of integrity, trust, respect, competence, and adherence to high ethical standards, (iii) relevant knowledge and diversity of Board members’ background and experience, (iv) whether the candidate has the time required for preparation, participation, and attendance at meetings and (v) requirements relating to Board and Board committee composition under applicable law and NASDAQ listing standards. Depending upon the Company’s then-current needs, certain factors may be weighed more or less heavily than others. In considering candidates for the Board, the Nominating and Corporate Governance Committee will consider the entirety of each candidate’s credentials, and does not have any specific minimum qualifications that must be met. However, the Nominating and Corporate Governance Committee does believe that all members of the Board should have the highest character and integrity and sufficient time to devote to Company matters.

In addition to considering candidates proposed by officers or other directors of the Company as candidates for nomination as a director, the Nominating and Corporate Governance Committee considers persons recommended by Stockholders.  In evaluating candidates proposed by Stockholders, the Nominating Committee uses the same selection criteria as it uses to evaluate other potential nominees. Recommendations should be submitted by Shareholders to the Secretary of the Company. Each recommendation should include a personal biography of the suggested candidate, an indication of the background or experience that qualifies such person for consideration, and a statement that such person has agreed to serve if nominated and elected. Stockholders who wish to nominate a person for election to the Board themselves, rather than recommending a candidate to the Nominating and Corporate Governance Committee for potential nomination by the Board of Directors, must comply with applicable law. For additional information, see “Stockholder Proposals” below.

While the Nominating and Corporate Governance Committee does not have a formal policy with respect to diversity, the Board and the Nominating and Corporate Governance believe that it is essential that Board members represent diverse business backgrounds and experience. A background in or experience with the oil & gas industry is desirable, but not a precondition to nomination.  In considering candidates for the Board, the Nominating and Corporate Governance Committee considers the entirety of each candidate’s credentials in the context of these standards.  We believe that the backgrounds and qualifications of our directors, considered as a group, should and do provide a composite mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities.

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In addition, the Nominating and Governance Committee reviews the advisability of a director’s continued service on the Board when the director’s principal occupation or business association changes, or when circumstances arise which may raise questions about the director’s continuing qualifications in relation to the Board membership criteria referred to above. In addition, the Nominating and Corporate Governance Committee: (i) reviews the resignation of any director, (ii) reviews the Board’s committee structure and recommends to the Board the appointment of committee members and chairs, (iii) defines and articulates the Company’s overall corporate governance structures, including the development and recommendation to the Board of the Company’s Corporate Governance Guidelines, (iv) reviews the Company’s Corporate Governance Guidelines periodically, and recommends changes as necessary to reflect sound governance practices, and (v) review the Company’s positions and practices on significant issues of corporate public responsibility, such as protection of the environment and philanthropic contributions.

CONFLICT COMMITTEE

The Conflict Committee consists of Asaf Yarkoni and Max Pridgeon, two independent directors.  Although the Conflict Committee does not have a written charter, its duties are identified and reflected in Company’s bylaws.  Before any transaction between the Company and any officer or director of the Company, or between the Company and any entity controlled by or affiliated with an officer or director, may approved entered into by the Company, such transaction must first be submitted for approval by the Conflict Committee.  The Conflict Committee has, except as may be otherwise specified by the Board by unanimous written consent, all the power and authority of the Board of Directors in connection with approving and authorizing proposed transactions between the Company and any officer or director or entity controlled by or affiliated with any officer or director.  In that role, the Conflict Committee has reviewed and approved sales of Company Common Stock to related parties, as well as all affiliated financing arrangements (see “Related Party Transactions” above) with related parties. The Conflict Committee met or acted by unanimous once in 2015 and there have been no related party transactions in 2015 which were not reviewed by the Conflict Committee.

The Company has written guidelines through which the Conflict Committee reviews related party transactions. Under our guidelines, a related person is a director, executive officer, director nominee, or beneficial owner of more than 5% of the Company’s common stock or any immediate family member of one of the foregoing persons. A related party transaction is any financial transaction, arrangement, or relationship (including any indebtedness or guarantee of indebtedness) or any series of similar transactions, arrangements, or relationships in which the Company (and/or any of its subsidiaries) is a party and in which the related person has or will have a direct or indirect material interest. In determining whether a direct or indirect interest is material, the significance of the information to the Company and its investors in light of all circumstances is considered. The importance of the interest to the person having the interest, the relationship of the parties to the transaction with each other, and the amount involved are among the factors considered in determining the significance of the information to investors

COMPENSATION COMMITTEE

In 2015, the Compensation Committee consisted of Frans Sluiter, Nir Hasson, and Joseph From.  The Compensation Committee is responsible for reviewing the compensation arrangements in effect for the Company’s executive officers, including the Company’s Named Executed Officers.  The Compensation Committee met once in 2015. The Compensation Committee has a charter, a copy of which is attached to this Proxy Statement.

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By reason of Joseph From’s service on the Compensation Committee, all of the members of the Compensation Committee are not independent directors within the meaning of the NASDAQ Marketplace Rules.  Rule 5615 of the NASDAQ Marketplace Rules allows a “Controlled Company” to have a compensation committee that does not consist solely of independent directors.  The Company believes that it was a “Controlled Company” in 2015 and continues to be a “Controlled Company” within the meaning of the NASDAQ Marketplace Rules, since, at all times during 2015, a majority of the Company’s shares are controlled by Haim Tsuff, the Company’s Chairman, Chief Executive Officer and President. As a result, the Company maintains its Compensation Committee, which does not consist solely of independent directors, in reliance upon Nasdaq Marketplace Rule 5615.

The Compensation Committee sets compensation policy and administers the Company’s compensation programs for the purpose of attracting and retaining skilled executives who will promote the Company’s business goals and build stockholder value. The Compensation Committee is also responsible for reviewing and making recommendations to the Board regarding all forms of compensation to be provided to the Company’s Named Executive Officers, including stock compensation and bonuses.

The Compensation Committee also reviews and recommends to the Board for approval compensation arrangements for the Company’s other executive officers, key employees and non-employee directors. The Compensation Committee recommends all compensation awards (including incentive compensation awards), which are then subject to Board review and approval.  The Chief Executive Officer recommends to the Compensation Committee the goals, objectives and compensation for all executive officers (including the Named Executive Officers) and key employees, except himself, and responds to requests for information from the Compensation Committee. Our Chief Executive Officer has no role in approving his own compensation. The Compensation Committee periodically reviews and recommends the compensation of non-employee directors. The Compensation Committee does not delegate its authority and has the sole responsibility of retaining outside counsel or other consultants for the purpose of executing its mandate.

THE INDEPENDENT DIRECTOR COMMITTEE

In 2014, the Independent Director Committee was dissolved and, in its place, the Audit Committee was expanded to include all of the Company’s independent directors and empowered to exercise all of the oversight and authority previously exercised by the Independent Director Committee.  The Board believes that this change will serve the best interests of the Company, including minority shareholders.

TRADING COMPLIANCE CONTROL COMMITTEE

The Board of Directors has a committee consisting of Edy Francis, the Company’s Chief Financial Officer, and Anthony James, the Company’s General Counsel and Secretary, both of whom are Named Executive Officers, as responsible for ensuring compliance with the Company’s stock trading and market communication policy.  The Trading Compliance Control Committee is not a committee of the Board, but instead provides a monitoring and reporting function to the Board.

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CODE OF BUSINESS ETHICS AND CONDUCT

The Company has adopted a Code of Business Ethics and Conduct (the “Code of Conduct”) that applies to all of its employees. A copy of the Code of Conduct was filed as an exhibit to the Company’s Annual Report on Form 10-K for the year ended December 31, 2005. If the Company makes any substantive amendment to the Code of Conduct or grants any waiver from a provision of the Code of Conduct to any executive officer or director, the Company will promptly disclose the nature of the amendment or waiver.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

The Board does not have a formal process for shareholders or interested parties to send communications to the Board. Due to the infrequency of shareholder or interested party communications to the Board, the Board does not believe that a formal process is necessary.  However, shareholders of the Company are encouraged to communicate directly with the members of the Board. Shareholders interested in communicating their concerns or issues to the independent directors may address correspondence to a particular director, or to the independent directors generally in care of the Chairman, Chief Executive Officer, and President of the Company, Mr. Haim Tsuff.  Mr. Tsuff will forward all communications received to the appropriate director and/or Committee Chairman.  If no particular director is named, letters will be forwarded, depending on the subject matter, to the Chairman of the Audit Committee. Company personnel will not screen or edit such communications and will forward them directly to the intended member of the Board.

BOARD’S ROLE IN RISK OVERSIGHT

Management is responsible for the day-to-day management of risks the Company faces, while the Board, as a whole and through its committees, has the ultimate responsibility for the oversight of risk management.  Senior officers attend meetings of the Board, provide presentations on operations, and are available to address any questions or concerns raised by the Board, its committees, or any individual director.  Additionally, our Board committees are charged with assisting the Board in fulfilling its oversight responsibilities in certain areas of risk.  The Audit Committee coordinates the Board’s oversight function of the Company’s internal control over financial reporting, disclosure controls, and procedures and Code of Conduct.  Management regularly reports to the Audit Committee on these areas.

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REPORT OF THE AUDIT COMMITTEE

The following report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other of the Company’s filings under the Securities Act of 1933 or under the Exchange Act, except to the extent the Company specifically incorporate this report by reference.

The following is the report of the Audit Committee with respect to the Company’s audited financial statements for the fiscal year ended December 31, 2015.  These financial statements include the consolidated balance sheets of the Company as of December 31, 2014 and 2013, and the related consolidated statements of operations, Stockholders’ equity and cash flows for each of the three years in the period ended December 31, 2015 and the notes thereto.

REVIEW WITH MANAGEMENT.  The Audit Committee has reviewed and discussed the Company’s audited financial statements with management.

REVIEW AND DISCUSSIONS WITH INDEPENDENT ACCOUNTANTS.  The Audit Committee has discussed with Malone Bailey, LLP, the Company’s independent accountants, the matters required to be discussed by SAS 61 (Codification of Statements on Accounting Standards), as amended, that includes, among other items, matters related to the conduct of the audit of the Company’s financial statements.  The Audit Committee has also received disclosures and the letter from Malone Bailey, LLP required by Independence Standards Board Standard No. 1 (that relates to the accountant’s independence from the Company and its related entities) and has discussed with M&B its independence from the Company.

CONCLUSION.  Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015.

AUDIT COMMITTEE

MAX PRIDGEON

ASAF YARKONI

NIR HASSON

FRANS SLUITER

BOARD RECOMMENDATION

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF ALL OF THE NOMINEES TO THE BOARD OF DIRECTORS.

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PROPOSAL 2

RATIFICATION OF APPOINTMENT OF MALONE BAILEY, LLP

AS THE COMPANY’S INDEPENDENT PUBLIC ACCOUNTING FIRM

FOR THE YEAR ENDING DECEMBER 31, 2016

The Audit Committee has selected Malone Bailey, LLP (“M&B”) as the Company’s independent public accounting firm for the year ending December 31, 2016. The Board has directed that such appointment be submitted for ratification by the Stockholders at the Annual Meeting.

It is anticipated that a member of M&B will be available at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

If the Shareholders do not ratify the selection of M&B as the Company’s independent public accounting firm for the year ending December 31, 2016, the Audit Committee will reconsider the appointment. However, even if the Shareholders do ratify the selection, the Audit Committee may still appoint a new independent public accounting firm at any time during the year if it believes that such a change would be in the best interests of Company and its Shareholders.

AUDIT FEES

The following table presents fees for professional audit services rendered by M&B for the audit of the Company’s annual financial statements for fiscal years 2014 and 2013 and fees billed for other services rendered during 2015 and 2014.

	Fiscal 2015	Fiscal 2014
Type of Service/Fee

Audit Fees (1)	$271,957	$345,000

Audit Related Fees (2)	$—	—

Tax Fees (3)	$—	$—

All Other Fees	$—	$—

(1) Audit Fees consist of fees for professional services rendered for the audit of the Company’s consolidated financial statements included in its Annual Report on Form 10-K, the review of the interim financial statements included in its Quarterly Reports on Form 10-Q, and for the services that are normally provided in connection with regulatory filings or engagements.

(2) Includes fees associated with assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements.  This category includes fees related to consultation regarding generally accepted accounting principles.

(3) Tax Fees consist of fees for tax compliance, tax advice and tax planning.  The fee includes the preparation of the Company’s income tax returns, franchise tax reports, and other tax filings.

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The Audit Committee reviewed the non-audit services rendered for fiscal year 2015 and fiscal year 2014 as set forth in the above table and concluded that such services were compatible with maintaining the public accounting firm’s independence.  The Audit Committee’s policy is to pre-approve all audit services and all non-audit services that Company’s independent public accounting firm is permitted to perform for Company under applicable federal securities regulations.  As permitted by the applicable regulations, the Audit Committee’s policy utilizes a combination of specific pre-approval on a case-by-case basis of individual engagements of the independent public accounting firm and general pre-approval of certain categories of engagements up to predetermined dollar thresholds that are reviewed annually by the Audit Committee.  Specific pre-approval is mandatory for the annual financial statement audit engagement, among others.  None of the fees paid to the independent public accounting firm under the categories Audit-Related Fees, Tax, and All Other Fees described above were approved by the Audit Committee after services were rendered pursuant to the de minimis exception established by the SEC.

BOARD RECOMMENDATION

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS RATIFY THE APPOINTMENT OF MALONE BAILEY, LLP AS THE COMPANY’S INDEPENDENT PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2016.

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 OTHER MATTERS

Management does not intend to present to the meeting any matters other than matters referred to herein, and as of this date Management does not know of any matter that will be presented by other persons named in the attached proxy to vote thereon in accordance with their best judgment on such matters.

SHAREHOLDER PROPOSALS

Under the rules of the SEC, proposals of Shareholders intended to be presented at the 2016 Annual Meeting of Shareholders must be made in accordance with the bylaws of the Company and received by the Company at its principal executive offices for inclusion in the Company’s Proxy Statement for that meeting no later than January 2, 2016 at a reasonable time before we begin to print and send out proxy materials.  Shareholder proposals not to be included in the Company’s Proxy Statement for the Company’s 2016 Annual Meeting of Shareholders must be made in accordance with the bylaws of the Company, and received by the Company at its principal executive offices between January 2, 2016 and February 1, 2016 at a reasonable time before we begin to print and send out proxy materials. In order to nominate directors for inclusion in the Company’s Proxy Statement for the Company’s 2016 Annual Meeting of Shareholders, such nomination proposals must be made in accordance with the bylaws of the Company and received by the Company at its principal executive offices between January 2, 2016 and February 1, 2016 at a reasonable time before we begin to print and send out proxy materials. The Board of Directors will review any Shareholder proposals that are filed as required and will determine whether such proposals meet applicable criteria for inclusion in its 2016 Proxy Statement.  For a Shareholder proposal to be included in the Company’s proxy statement for its 2017 annual meeting of Shareholders, it must be made in accordance with the bylaws of the Company and received by the Company at its principal executive offices for inclusion in the Company’s proxy statement for such meeting by December 31, 2016.

The Company has not received any shareholder proposals for director or any other matter for inclusion in this proxy statement for the 2016 annual meeting.

SOLICITATION OF PROXIES

The Company will pay the cost of the solicitation of proxies. Solicitation of proxies may be made in person or by mail, telephone, or telecopy by directors, officers, and employees of the Company. The Company may also engage the services of others to solicit proxies in person or by telephone or telecopy. In addition, the Company may also request banking institutions, brokerage firms, custodians, nominees, and fiduciaries to forward solicitation material to the beneficial owners of Common Stock held of record by such persons, and the Company will reimburse such persons for the costs related to such services.

It is important that your shares be represented at the Annual Meeting. If you are unable to be present in person, you are respectfully requested to sign the enclosed proxy and return it in the enclosed stamped and addressed envelope as promptly as possible.

BY ORDER OF THE BOARD OF DIRECTORS

Haim Tsuff

Chairman of the Board

Chief Executive Officer

President

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Appendix A

CHARTER OF THE COMPENSATION COMMITTEE
OF THE BOARD OF DIRECTORS OF ISRAMCO, INC.

Purpose and Organization

The purpose of the Compensation Committee is to discharge the responsibilities of the Board of Directors relating to compensation of the Corporation’s executives and to produce an annual report on executive compensation for inclusion in the Corporation’s proxy statement, as may be required by applicable rules and regulations.

The Board of Directors, upon the recommendation of the Nominating and Corporate Governance Committee, appoints members of the Committee. The members of the Committee serve until their successors are duly elected and qualified, and the Board of Directors in its discretion may remove them. The Committee shall be comprised of at least two (2) directors, each of whom shall satisfy the independence standards as specified in the Corporation’s by-laws. No director shall serve on the Committee for more than five (5) consecutive years. The members of the Committee are not eligible to participate in any of the plans or programs that the Committee administers. The Committee meets periodically in executive sessions without members of management or management directors present.

Roles and Responsibilities

The Committee is responsible for defining and articulating the Corporation’s overall executive compensation philosophy.

The Committee is responsible for administering and approving all elements of compensation for corporate officers. It also approves participation in all material awards, grants, and related actions under the Corporation’s various equity plans, if any. For purposes of this Charter, “corporate officers” means the Chief Executive Officer, the President and the Chief Financial Officer of the Corporation.

The Committee has the direct responsibility to review and approve the corporate goals and objectives relevant to the compensation of the Chief Executive Officer (“CEO”) compensation, evaluate the CEO’s performance in light of those goals and objectives, and together with the other independent directors, determine and approve the CEO’s compensation level based on this evaluation. The Committee reviews its determinations with respect to the CEO’s compensation level with the independent members of the Board.

The Committee reviews compensation structure for Corporation’s officers and provides oversight of management’s decisions regarding performance and compensation of other employees.

The Committee reports to stockholders on executive compensation items as required by the Securities and Exchange Commission.

The Committee monitors compliance of stock ownership guidelines.

The Committee has responsibility for reviewing the Corporation’s management resources programs and for reviewing and or recommending qualified candidates for election as officers.

The Committee has the authority to delegate appropriate matters to subcommittees as the Committee may determine in its discretion.

The Committee has the sole authority to retain consultants and advisors as it may deem appropriate in its discretion. The Board of Directors has the sole authority to approve related fees and other retention terms.

The Committee conducts an annual evaluation of its performance.

The Chairman of the Committee reports the actions and recommendations of the Committee to the full Board of Directors after each Committee meeting.

The Committee reviews the adequacy of this Charter from time to time, recommending any proposed changes to the Board of Directors for approval.

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Appendix B

CORPORATE GOVERNANCE GUIDELINES

OF THE BOARD OF DIRECTORS OF ISRAMCO, INC.

Number, Structure and Function of Committees

The number, structure, and function of Board Committees are reviewed periodically by the Nominating and Corporate Governance Committee.

The Audit Committee, the Corporate Governance and Nominating Committee, and the Compensation Committee shall each have a written charter.

Board Meetings

The frequency and length of Board meetings are determined by the Chairman of the Board, the Lead Independent Director and Committee Chairs with input from the directors.

Meeting schedules are approved by the full Board.

The Board will meet in person at least once each year. The Board shall, giving due consideration to the cost and expense required, attempt to meet in person as often as possible. In the event one or more directors cannot attend in person, attendance by conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other shall constitute presence in person at the meeting. Two or more missed Board or Committee meetings by any one member in a single year must be addressed by the Chairman of the Board.

Minutes for all Board meetings shall include the actions approved in that meeting and shall be written and circulated within seven business days of the meeting for review by the relevant Board members.

Agenda Items

Agenda items are determined by the Chairman of the Board, the Lead Independent Director and Committee Chairs with input from the directors.

The Board and its committees shall limit the use of written consents to situations where it is necessary to do so, such as where a written resolution is required for legal or technical reasons or in urgent situations.

When action by written consent is necessary, the documents shall reflect the reason why the action was taken by written consent, the date upon which the committee’s action occurred, when each of the directors signed the document, and state why the action was not documented contemporaneously with the Board action.

Briefing Information

Briefing materials and other relevant information are distributed in advance of meetings.

Presentations by Management

As requested, members of management report at each meeting on business and other topics of interest to the Board.

Executive Sessions

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The Corporation’s independent directors shall meet at least four (4) times per year without the presence of the other directors, which meetings may be concurrent with committee meetings, at the discretion of the independent directors.

Reports by the Committees to the Board

The Committees regularly report to the Board on their proceedings and deliberations. The Committees also bring to the Board for consideration those matters and decisions which the Committees judge to be of special significance.

Director Qualifications, Responsibilities, Orientation and Continuing Education

Director qualifications are reviewed by the Nominating and Corporate Governance Committee and subsequently by the Board in connection with the nomination of candidates for election at the annual meeting.

The Corporation’s business is managed under the direction of the Board of Directors. Directors are expected to invest the time and effort reasonably necessary to understand the Corporation’s business and financial strategies and challenges. The basic duties and responsibilities of the directors include attending Board meetings, preparing for meetings by advance review of any meeting materials and actively participating in Board discussions. Directors are also expected to make themselves available outside of Board meetings for advice and consultation.

The Corporate Secretary is responsible for providing orientation materials to, and scheduling orientation sessions for, new directors. The Corporate Secretary will also work with the Chairman and Committee Chairs as necessary to periodically provide materials and other guidance that would assist directors with their continuing education.

Candidates

The Nominating and Corporate Governance Committee identifies and evaluates proposed candidates for addition to the Board, including candidates proposed by third parties. Invitations to new directors are authorized by the Board. Individuals are selected to join the Board based on their business or professional experience, the diversity of their background, and their array of talents and perspectives.

Director Independence

The Board shall be composed of a majority of independent directors. In order to be considered independent, an individual must satisfy the independence standards as established in the Corporation’s articles of incorporation and/or by-laws.

The Audit Committee and the Compensation Committee shall be composed entirely of independent directors.

The Nominating and Corporate Governance Committee and the full Board annually review the financial and other relationships between the non-management directors and the Corporation. The Nominating and Corporate Governance Committee makes recommendations to the Board about the independence of non-management directors, and the Board determines whether such directors are independent.

Change in Position

Each director will advise the Board upon a change in position or responsibility in his or her principal occupation. In such event, continued service as a director will be subject to review by the Nominating and Corporate Governance Committee and the Board.

Employee directors are required to resign upon leaving the Corporation, subject to review by the Nominating and Corporate Governance Committee and the Board.

Retirement Age

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Non-management directors shall not stand for reelection at the first annual meeting following age 74, subject to review by the Nominating and Corporate Governance Committee and the Board.

Director Compensation and Stock Ownership

Director compensation and stock ownership are periodically reviewed by the Nominating and Corporate Governance Committee, usually on an annual basis.

The Nominating and Corporate Governance Committee’s review includes comparison of Corporation’s director compensation practices against the practices of other comparable companies. The objectives of the review include ensuring that the interests of the directors continue to be closely aligned with the interests of the Corporation’s stockholders.

Board and Committee Self-Evaluation

The Board evaluates its performance regularly in executive session. The Board shall conduct these evaluations at least annually. Each Committee shall also conduct an evaluation of its performance at least annually.

Access to Senior Management and Independent Advisors

Management is available to discuss matters of concern to directors and directors have regular access to senior management

The Board may retain independent advisors as it deems appropriate in its discretion.

The Committees shall have standing authorization retain independent advisors of their choice, at the expense of the Corporation, who shall report directly to the Committee that retained them.

Evaluation of the CEO

The performance of the CEO is reviewed periodically by the Compensation Committee and annually by the Board, excluding the CEO in the event that he or she is also a Director, in executive session.

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Appendix C

CHARTER OF THE NOMINATING AND CORPORATE

GOVERNANCE COMMITTEE OF THE BOARD

OF DIRECTORS OF ISRAMCO, INC.

PURPOSE

The Nominating and Corporate Governance Committee (the “Committee’) of the Board of Directors (“Board”) of Isramco, Inc. (the “Corporation”) establishes Board membership criteria, assists the Board by identifying individuals qualified to become Board members; facilitates the annual review of the performance of the Board and its committees, periodically reviews management succession plans, and makes recommendations to the Board with respect to corporate governance principles.

MEMBERSHIP

The members of the Committee and Chairperson of the Committee are appointed and subject to replacement by the Board. The members of the Committee serve until their successors are duly elected and qualified, and they may be removed by the Board of Directors in its discretion. The Committee is comprised of at least two (2) directors, at least one of whom satisfies the independence standards as established in the Corporation’s certificate of incorporation and/or by-laws. The Committee shall meet periodically in executive sessions without members of management or management directors present.

ROLES AND RESPONSIBILITIES

The responsibilities of the Committee include:

Review with the Board the appropriate size of the Board and the requisite skills and characteristics of its members.

Assess Board candidates, including, but not limited to, consideration of the following criteria: (i) roles and contributions valuable to the business community, (ii) personal qualities of leadership, character and judgment, and whether the candidate possesses and maintains throughout service on the Board a reputation in the community at large of integrity, trust, respect, competence and adherence to high ethical standards, (iii) relevant knowledge and diversity of Board members’ background and experience (iv) whether the candidate has the time required for preparation, participation and attendance at meetings, and (v) requirements relating to Board and Board committee composition under applicable law and NASDAQ listing standards.

Review the advisability of a director’s continued service on the Board when the director’s principal occupation or business association changes, or when circumstances arise which may raise questions about the director’s continuing qualifications in relation to the Board membership criteria referred to above. In addition, the Committee will review the resignation of any director.

Review the Board’s committee structure and recommend to the Board the appointment of committee members and chairs.

Define and articulate the Corporation’s overall corporate governance structures, including the development and recommendation to the Board of Directors of the Isramco Corporate Governance Guidelines.

Review Guidelines periodically, recommending changes as necessary to reflect sound governance practices.

Review the Corporation’s position and practices on significant issues of corporate public responsibility such as protection of the environment, and philanthropic contributions.

Review stockholder proposals.

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QUALIFIED DIRECTOR CANDIDATES

Identify individuals that the Committee believes are qualified to become Board members in accordance with the Board membership criteria and approve and recommend such nominee or nominees to the Board to stand for election at the next meeting of stockholders of the Corporation at which directors will be elected.

In the event there is a vacancy on the Board, identify individuals that the Committee believes are qualified to become Board members in accordance with the Board membership criteria set forth above, and recommend such person or persons for appointment to the Board.

Review and assess the independence of each director nominee, taking into consideration the independence standards as established in the Corporation’s by-laws.

Review and evaluate stockholder nominees for director (submitted in accordance with the Corporation’s Bylaws and applicable law) in accordance with the Board membership criteria set forth above.

BOARD AND COMMITTEE SELF-ASSESSMENT

Assist the Board with periodic self-assessments of the Board and its committees, with the goal of improving the effectiveness of the Board.

Periodically review the Corporation’s non-management director compensation practices.

SUCCESSION PLANNING

Review periodically with the Chairman and CEO his or her assessment of corporate officers and succession plans relating to their positions.

MEETINGS, REPORTS, CHARTER REVIEW, PERFORMANCE EVALUATION AND OUTSIDE ADVISORS

Hold regular meetings of the Committee, reporting significant matters arising from such meetings to the Board. A majority of the members of the Committee shall constitute a quorum. A majority of the members present (in person or by telephone or videoconferencing equipment) shall decide any matter brought before the Committee.

Review and reassess the adequacy of this Charter at least annually and submit any changes to the Board for approval.

The Committee shall have the authority to retain search firms to assist in identifying director candidates, and to retain outside counsel and any other advisors as the Committee may deem appropriate in its sole discretion. Fees and retention terms shall be approved by the Board of Directors.

The Chairperson of the Committee reports the actions and recommendations of the Committee to the full Board of Directors after each Committee meeting.

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Appendix D

CHARTER OF THE AUDIT COMMITTEE OF

THE BOARD OF DIRECTORS OF ISRAMCO, INC.

AUDIT COMMITTEE PURPOSE

The Audit Committee of the Board of Directors of Isramco, Inc. (the “Corporation”) is appointed by the Board of Directors to assist the Board of Directors in fulfilling its oversight responsibilities. The Audit Committee’s primary duties and responsibilities are to:

Monitor and review the accuracy and fairness of the Corporation’s financial reports and monitor and ensure the adequacy of the Corporation’s systems of internal controls regarding finance, accounting, and legal compliance.

Monitor the independence and performance of the Corporation’s independent auditors.

Provide an avenue of communication between the independent auditors, management, accountants and the Board of Directors.

The Audit Committee has the authority to conduct or authorize investigations into any matter within the scope of its responsibilities and it shall have direct access to the independent auditors as well as anyone in the organization.

The Audit Committee has the ability to retain, at the Corporation’s expense, special legal, accounting, or other consultants or advisors it deems necessary in the performance of its duties or to assist in the conduct of any investigation.

AUDIT COMMITTEE COMPOSITION AND MEETINGS

Audit Committee members shall meet the requirements of the NASDAQ Rules or such other national securities market or exchange the Corporation’s equity securities are listed on from time to time and the Sarbanes-Oxley Act of 2002, as amended (the “Sarbanes-Oxley Act”). The Audit Committee shall be comprised of three or more directors as determined by the Board of Directors, each of whom shall satisfy the independence standards as specified in the Corporation’s by-laws. All members of the Audit Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the Audit Committee shall have accounting or related financial management expertise and be considered a “financial expert” within the meaning of the Sarbanes Oxley Act. Members of the Audit Committee may, and are encouraged to, enhance their familiarity with finance and accounting by participating in educational programs.

Audit Committee members shall be appointed by the Board of Directors. If the Audit Committee Chair is not designated or present, the members of the Audit Committee may designate a Chair by majority vote of the Audit Committee membership.

The Audit Committee will have regular meetings at least five times per year (four of which should coincide with, and precede, the Corporation’s public announcement of its quarterly and annual results) or more frequently as circumstances dictate. The Audit Committee Chair shall prepare and/or approve an agenda in advance of each meeting. The Audit Committee should meet privately and separately, on a regular basis, with management and with the independent auditors, to discuss any matters that the Audit Committee or each of these groups believes should be discussed.

AUDIT COMMITTEE RESPONSIBILITIES AND DUTIES

REVIEW PROCEDURES & FINANCIAL REPORTiNG

1.          Review and reassess the adequacy of this Charter at least annually. Submit this Charter to the Board of Directors for approval and have this Charter published in a proxy or information statement at least every three years, or as required by Securities and Exchange Commission regulations.

Review the Corporation’s annual audited financial statements and related footnotes prior to filing or distribution. The review should include discussions, which may occur separately as the Committee deems appropriate, with management and with the independent auditors of significant issues and disagreements regarding accounting principles, practices and judgments, any significant difficulties encountered during the course of the audit, including any

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restrictions on the scope of work or access to required information and the effect of using different accounting principles, practices and judgments.

Review the Corporation’s quarterly earnings prior to filing or distribution and discuss with management and with the independent auditors.

Review any reports or other documents that include public financial disclosures prior to filing or distribution and discuss with management, if appropriate, whether the information contained in these documents is consistent with the information contained in the Corporation’s financial statements.

In consultation with the management and the independent auditors, consider the integrity of the Corporation’s financial reporting processes and adequacy of controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control and report such exposures. Discuss as appropriate with senior financial management and as necessary with the independent accountant significant assumptions, estimates, and judgments used in the preparation of the Corporation’s financial statements.

Review any significant changes in accounting principles or developments in accounting practices and the effects of these changes upon the Corporation’s financial reporting.

Review written reports and significant findings, if any, prepared by the independent auditors, including reports regarding the Corporation’s critical accounting policies, alternative treatments of financial information and material communications between the independent auditor and management, and if appropriate, discuss the information contained in the reports with the independent auditors. Review management’s responses, if any, to such reports and findings, including the status of previous recommendations.

When prepared, review copies of reports to management by internal accountants and management’s responses to any such reports. Obtain confirmation from the Corporation’s accountants that the Corporation complies with its financial reporting requirements.

Review, annually, the procedures, organizational structure, and qualifications of the Corporation’s accounting department. Discuss with independent auditors the performance of the Corporation’s accounting department and any recommendations the independent auditors may have.

Review, annually, policies and procedures, as well as audit results, associated with directors’ and officers’ expense accounts and perquisites, and other uses of corporate assets. Review, annually, a summary of directors’ and officers’ related party transactions and potential conflicts of interest.

INDEPENDENT AUDITORS AND ACCOUNTANTS

1.          The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors, and the Audit Committee has the ultimate authority and responsibility to select and hire, evaluate and where appropriate, replace the independent auditors. The Audit Committee shall review the performance of the independent auditors; the experience and qualifications of the senior members of the independent auditor team; and the quality control procedures of the independent auditors.

On an annual basis, review and approve the fees and other significant compensation to be paid to the independent auditors.

Review the non-audit services, if any, provided by the independent auditors to determine status under the Sarbanes-Oxley Act. Pre-approve the provision of any permissible non-audit services by the independent auditors and the related fees of the independent auditors. Consider whether the provision of such services is compatible with maintaining the auditor independence.

On an annual basis, the Audit Committee should receive from the independent auditors a formal written statement delineating all relationships between the independent auditors and the Corporation and should discuss with the independent auditors the disclosed relationships or services that may impact the objectivity and independence of the auditors, and take, or recommend that the Board of Directors take appropriate action to ensure the independence of the auditors. Annually, the Audit Committee shall ensure receipt of a formal written statement from the independent auditors with respect to their independence consistent with all applicable standards.

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Discuss certain matters required to be communicated to audit committees in accordance with the American Institute of Certified Public Accountants: A Statement of Auditing Standards No. 61, including such matters as (i) the consistency of application of the Corporation’s accounting policies; (ii) the completeness of information contained in the financial statements and related disclosures; (iii) the selection of new or changes to the Corporation’s accounting policies; (iv) estimates, judgments and uncertainties; (v) unusual transactions and (vi) accounting policies relating to significant financial statements items, including the timing of transactions and the period in which they are recorded.

Obtain and consider the independent auditors’ judgments about the quality and appropriateness of the Corporation’s accounting principles as applied in its financial reporting, including as appropriate issues such as the clarity of the Corporation’s financial disclosures, the degree of aggressiveness or conservatism of the Corporation’s accounting principles and underlying estimates and other significant decisions made by the management in preparing the financial disclosure.

Discuss and review with the internal accountants and the independent auditors the effectiveness and coordination of the internal controls to assure completeness of coverage and to avoid duplication of resources.

The accountants will be responsible to the Board of Directors through the Audit Committee. The Audit Committee shall annually review the performance, objectivity and independence of the accountants and recommend to the Board of Directors the appointment of the accountants and any discharge of accountants when circumstances warrant.

INTERNAL AUDIT FUNCTION AND PROCESS

1.         Assess the effectiveness of internal controls in consultation with the independent accountants and the Corporation’s Chief Financial Officer. Conduct private review sessions at least annually with the Chief Financial Officer.

LEGAL COMPLIANCE

1.         On at least an annual basis, review with the Corporation’s counsel, any legal matters that could have a significant impact on the Corporation’s financial statements, the Corporation’s compliance with applicable laws and regulations, and any inquiries received from regulators or governmental agencies.

OTHER AUDIT COMMITTEE RESPONSIBILITIES

1.         Report on the proceedings of the Audit Committee to the full Board of Directors as necessary.

2.         Annually prepare a report to shareholders as required by the Securities and Exchange Commission. The report should be included in the Corporation’s annual proxy statement.

3.         Establish and maintain appropriate procedures for the receipt and handling of anonymous submissions from employees of the Corporation regarding questionable accounting practices.

4.         Maintain minutes of meetings and report Audit Committee actions to the Board of Directors on a regular basis including any recommendations the Audit Committee deems appropriate.

5.         Perform any other activities consistent with this Charter, the Corporation’s By-laws and governing law, as the Audit Committee or the Board of Directors deems necessary or appropriate.

6.         Periodically perform self-assessment of Audit Committee performance.

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ISRAMCO, INC. 2425 West Loop South, Suite 810 Houston, Texas 77027  PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY FOR THE ANNUAL MEETING OF STOCKHOLDERS ON JUNE 27, 2016 The undersigned hereby appoints Haim Tsuff and Edy Francis as proxies, each with full power of substitution, to represent and vote as designated on the reverse side, all the shares of Common Stock of Isramco, Inc held of record by the undersigned on May 13, 2016, at the Annual Meeting of Stockholders to be held at the Company’s headquarters located at 2425 West Loop South, Suite 810 Houston, TX 77027, on June 27, 2016, or any adjournment or postponement thereof. (Continued and to be signed on the reverse side.) 1.1 14475

ANNUAL MEETING OF SHAREHOLDERS OF ISRAMCO, INC. June 27, 2016 GO GREEN e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access. NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:  The Notice of Meeting, Proxy Statement, Proxy Card are available at http://www.astproxyportal.com/ast/03348 Please sign, date and mail your proxy card in the envelope provided as soon as possible.------------------ Please detach along perforated line and mail in the envelope provided. ----------------20630000000000001000 5 062716 THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSAL 2. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x FOR AGAINST ABSTAIN 1. Election of Directors: 2. The ratification of Malone Bailey, LLP as the independent public accounting firm for the fiscal year ending December  NOMINEES: FOR ALL NOMINEES O JOSEPH FROM 31, 2016 O MAX PRIDGEON FOR ALL NOMINEES WITHHOLD AUTHORITY O NIR HASSON HAIM TSUFF O The undersigned acknowledges receipt from the Company before the execution FRANS SLUITER

FOR ALL EXCEPT O of this proxy of the Notice of Annual Meeting of Shareholders, a Proxy Statement (See instructions below) ASAF YARKONI   for the Annual Meeting of Shareholders and the 2015 Annual Report to Shareholders INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: Mark here if you plan to attend the Annual Meeting To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. Signature of Shareholder Date: Signature of Shareholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF SHAREHOLDERS OF ISRAMCO, INC. June 27, 2016 PROXY VOTING INSTRUCTIONS INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page. TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call. Vote online/phone until 11:59 PMHESTHthe day before the meeting. MAIL - Sign, date and mail your proxy card in the envelope COMPANY NUMBER provided as soon as possible. IN>PERSON - You may vote your shares in person by attending ACCOUNT NUMBER the Annual Meeting.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access. NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL The Notice of Meeting, Proxy Statement, Proxy Card are available at http://www.astproxyportal.com/ast/03348  Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. 20630000000000001000 5 062716 THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSAL 2. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x FOR AGAINST ABSTAIN 1. Election of Directors: 2. The ratification of Malone Bailey, LLP as the independent public accounting firm for the fiscal year ending December NOMINEES: FOR ALL NOMINEES O JOSEPH FROM 31, 2016  O MAX PRIDGEON FOR ALL NOMINEES WITHHOLD AUTHORITY O NIR HASSON  HAIM TSUFF O The undersigned acknowledges receipt from the Company before the execution FRANS SLUITER

FOR ALL EXCEPT O of this proxy of the Notice of Annual Meeting of Shareholders, a Proxy Statement  (See instructions below) ASAF YARKONI  for the Annual Meeting of Shareholders and the 2015 Annual Report to Shareholders INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: JOHN SMITH 1234 MAIN STREET APT. 203 NEW YORK, NY 10038 Mark here if you plan to attend the Annual Meeting To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. Signature of Shareholder Date: Signature of Shareholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.